As filed with the Securities and Exchange Commission on April 27, 2018

Registration Nos. 333-83413

811-09487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 23
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 19

SEPARATE ACCOUNT NO. 3

(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of depositor)

320 Park Avenue New York, New York 10022

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-212-224-1600

Amy Latkin

Vice President and Associate General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on May 1, 2018 pursuant to paragraph (a)(1) of Rule 485.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Cross-Reference Sheet

Item No	Caption or Location in Prospectus

PART A: INFORMATION REQUIRED IN A PROSPECTUS
1. Front and Back Cover Pages	Cover Page; Back Cover Page

2. Risk/Benefit Summary: Benefits and Risks	Introduction and Summary

3. Risk/Benefit Summary: Fee Table	Tables of Charges

4. General Description of Registrant, Depositor and Portfolio Companies	About Mutual of America and Our Separate Account No. 3; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Funding and Other Changes We May Make

5. Charges	Charges and Deductions You Will Pay

6. General Description of Contracts	Purchase of a Policy; Payment of Premiums; Administrative Matters; Where to Contact Us and Give Us Instructions

7. Premiums	Payment of Premiums

8. Death Benefits and Contract Values	Insurance Benefits Upon Death of Insured Person

9. Surrenders, Partial Surrenders, and Partial Withdrawals	Access to Your Account Value; Where to Contact Us and Give Us Instructions

10. Loans	Access to Your Account Value—Policy Loans

11. Lapse and Reinstatement	Payment of Premiums—Policy Lapse and Reinstatement

12. Taxes	Federal Tax Considerations

13. Legal Proceedings	Other Information—Legal Proceedings

14. Financial Statements	Other Information—Financial Statements

Caption or Location in Statement of Additional Information

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
15. Cover Page and Table of Contents	Cover Page

16. General Information and History	General Information and History

17. Services	Not applicable

18. Premiums	Premiums

19. Additional Information About Operation of Contracts and Registrant	Additional Information About Operation of Policies and Registrant

20. Underwriters	Distribution of the Policies

21. Additional Information About Charges	Additional Information About Charges

22. Lapse and Reinstatement	Not Applicable

23. Loans	Loans

24. Financial Statements	Financial Statements

25. Illustrations	Not Applicable

PROSPECTUS

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 3

The Policies—We offer individual variable universal life insurance policies with flexible premium payments (“Policies”), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the subaccounts of Mutual of America Separate Account No. 3 (“Separate Account”) or to our General Account. You may transfer all or any part of your Account Value among the subaccounts of the Separate Account (“Subaccounts”) and the General Account at any time, without charge.

The Subaccounts invest in similarly named funds or portfolios of mutual funds (“Underlying Funds”), which will have varying investment returns and performance. The Underlying Funds currently are:

•	Mutual of America Investment Corporation: Equity Index, All America, Small Cap Value, Small Cap Growth, Small Cap Equity Index, Mid Cap Value, Mid-Cap Equity Index, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds; (together, these three Funds may be referred to as the “Allocation Funds”)

•	Fidelity® Variable Insurance Products (“Fidelity VIP”) Funds: Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios;

•	Vanguard Variable Insurance Fund: Diversified Value Portfolio, International Portfolio, Real Estate Index Portfolio and Total Bond Market Index Portfolio;

•	American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•	American Funds Insurance Series: New World Fund;

•	Calvert VP: SRI Balanced Portfolio;

•	Deutsche Variable Series I: Capital Growth VIP;

•	MFS VIT III: MFS® Mid Cap Value Portfolio;

•	OppenheimerFunds: Oppenheimer Main Street Fund®/VA;

•	PIMCO Variable Insurance Trust: Real Return Portfolio; and

•	T. Rowe Price: Blue Chip Growth Portfolio.

We do not guarantee the investment performance of any Subaccount. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Subaccount.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Subaccount Investment Alternatives, but there is a brief description of the General Account under the heading “Our General Account.”

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-574-9267. We file the SAI with the Securities and Exchange Commission (SEC) and the SAI is incorporated into this Prospectus by reference.

Prospectuses—You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is not valid unless the summary prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the summary prospectuses for the Underlying Funds with this Prospectus and you should read them for complete information about the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this Prospectus, or would like to request a copy of the statutory prospectuses for the Underlying Funds, please write to us at the address at the top of this page or call 1-800-574-9267 to request them.

•	Capitalized terms unless otherwise defined in the text are described in the section captioned “Definitions We Use in this Prospectus,” and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2018

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit—The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

Account Value—The value of a Policyowner’s Accumulation Units in the Subaccounts plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term “Account Value” may mean all or any part of your total Account Value.

Accumulation Unit—A measure we use to calculate the value of a Policyowner’s interest in each of the Subaccounts. Each Subaccount has its own Accumulation Unit value.

Basic Death Benefit—The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

•	the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Value under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and

•	the Account Value times the applicable Corridor Percentage.

Beneficiary—The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day—Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and Notices necessary to process the given transaction.

Corridor Percentage—A percentage established under the Code, based on the insured person’s age. The Corridor Percentage is multiplied by your Account Value to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds—An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Face Amount—The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios of Fidelity® Investments Variable Insurance Products Funds.

General Account—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.

Insured person—The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

Insured person’s age—The insured person’s age as of his or her last birthday preceding the Policy Date. The insured person’s “attained age” at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

International Funds—Mutual of America Investment Corporation International Fund, American Funds Insurance Series New World Fund and Vanguard Variable Insurance Fund International Portfolio.

Investment Alternatives—Our General Account and the Subaccounts. You may allocate your premiums and transfer your Account Value among the Investment Alternatives.

Issue Date—The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date—The Policy Anniversary on which the insured person’s attained age equals 100.

Maturity Proceeds—Amount payable on the Maturity Date, equal to the Account Value minus any Policy Loans and unpaid monthly deductions.

Monthly Anniversary Day—The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program—A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees’ salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider—A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary—The day each calendar year which is the anniversary of the Policy Date.

Policy Date—The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan—The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month—The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner—The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year—The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

Premium class—The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds—The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office—The office of Mutual of America, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

Scheduled premiums—Premiums in the amount and at the intervals specified in your Policy.

Separate Account—Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Subaccount—A division of the Separate Account which invests its assets exclusively in a corresponding Underlying Fund of the same name.

Surrender Proceeds—Amount payable upon surrender of a Policy, equal to the Account Value minus any Policy Loans outstanding at the time of surrender.

Underlying Funds—The funds or portfolios that are invested in by the Subaccounts.

Unscheduled premiums—Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date—The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

Written Request—A written request on an administrative form provided by us or in a form otherwise acceptable to us.

You, your—Refer to a Policyowner.

INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under “Definitions We Use in This Prospectus.”

The Policy We Offer

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to “Purchase of a Policy.”

As a life insurance policy, the Policy provides for:

•	a death benefit, based either on the Face Amount of the Policy or on the Face Amount of the Policy plus the Account Value, depending on the type of Basic Death Benefit Plan you select for your Policy,

•	Policy Loans,

•	a variety of death proceeds payment options, and

•	other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

•	an Account Value that varies based on the Investment Alternatives you select,

•	allocation of your premiums and transfer of your Account Value among the Investment Alternatives, and

•	flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Value or not paying scheduled premiums will increase the risk your Policy will lapse.

We may issue a Policy to you only if your state’s insurance department has approved our policy form and we may legally sell the Policy to you.

Note: Certain changes in state law required the issuance of a new form of policy on or after January 1, 2009. If you have a Policy that was issued prior to this date, your Policy remains in effect. The Policy provisions specifically referenced as being applicable to Policies issued on or after January 1, 2009 only apply to those Policies issued on or after January 1, 2009.

Your Premium Payments

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Refer to “Payment of Premiums.”

Choice of Basic Death Benefit Plan

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Value. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the Beneficiary upon the death of the insured person under the Policy. Refer to “Insurance Benefits Upon Death of Insured Person.”

The cost of insurance varies with the net amount at risk and various other factors. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. Please refer to “Tables of Charges.”

Supplemental Benefits by Rider to Policy

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children’s term rider. Refer to “Purchase of a Policy—Supplemental Insurance Benefits.”

Investment Alternatives for Your Account Value

You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Value among the available Investment Alternatives at any time. Refer to “Access to Your Account Value.”

The General Account.    We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the guaranteed minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Subaccounts under the Policies. Refer to “Our General Account” for a brief description of the General Account.

The Separate Account.    The Separate Account has Subaccounts. The name of each Subaccount corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Value to a Subaccount, the Subaccount purchases shares in its Underlying Fund. A Subaccount is called a ‘variable option’, because you have the investment risk that your Account Value in the Subaccount will increase or decrease based on the investment performance of the Underlying Fund.

The Subaccounts include thirty-one underlying funds which have different investment objectives, policies, expenses and risks. You should refer to “Underlying Funds in which our Separate Account Invests” for more information about the Underlying Funds’ investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies, risks and expenses.

Expenses of the Underlying Funds.    A Subaccount’s value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Subaccounts. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Charges Under Your Policy

Separate Account and Monthly Charges.    We deduct several charges from the net assets of each Subaccount and we deduct certain monthly charges directly from your Account Value. Refer to “Tables of Charges” and “Charges and Deductions You Will Pay.”

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, costs of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Value

You may make partial withdrawals of your Account Value (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. Partial withdrawals may reduce the face amount of your Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to “Access to Your Account Value.”

You may transfer all or a portion of your Account Value among the Investment Alternatives. Refer to “Access to Your Account Value—Your Right to Transfer Among Investment Alternatives.”

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to “Federal Tax Considerations.”

Your Right to Borrow From The Policy

You may borrow up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to “Access to Your Account Value—Policy Loans.”

Purpose of Policy

You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

Policy Risks; Negative Investment Performance and Possibility of Lapse

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See “Federal Tax Considerations” below.

You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Subaccount. Your Account Value will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Value.

Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Value declines from unfavorable investment performance of the Underlying Funds and your Account Value is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Value. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Value declines due to unfavorable investment performance and various other factors. It is possible for policy loans to exceed account value, resulting in a lapse. See “Policy Loans.” For a Policy with a Face Amount Plus Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides. Please see “Policy Lapse and Reinstatement” below.

Accelerated Benefit for Terminal Illness

An Accelerated Benefit may be available under your Policy or by rider to the Policy (not available in all states). Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to “Access to Your Account Value—Accelerated Benefit for Terminal Illness” and “Charges and Deductions You Will Pay—Accelerated Benefit Fee.”

Your Initial Right to Return Policy

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law), you may return it and have premiums you paid returned. Refer to “Purchase of a Policy—Policy Issue.”

Federal Tax Considerations

For purposes of federal income taxation, you are treated as not receiving your Account Value until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Value until you withdraw all or a portion of your Account Value. This information about federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code’s definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy.    Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a “Modified Endowment Contract.” Your Policy may be treated as a special type of life insurance called a “Modified Endowment Contract,” if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is not a Modified Endowment Contract:

•	distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

•	Policy Loans are not treated as distributions; and

•	neither distributions nor Policy Loans are subject to the 10% penalty tax.

If your Policy is a Modified Endowment Contract:

•	all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

•	if you have not reached the age of 59 1/2, and are not disabled or the distribution is not part of a series of substantially equal periodic payments based on your life expectancy or the joint life expectancies of you and your Beneficiary, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to “Federal Tax Considerations.”

Death Benefits.    Your Beneficiary receives death benefits payable under the Policy free from federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

If no Beneficiary designated by you is living at the time of your death, the Beneficiary or Beneficiaries will be determined in accordance with the Policy. If your Policy was issued before January 1, 2009, the benefits payable will go to you, if living, or to your estate, if you are deceased. If your Policy was issued on or after January 1, 2009, your Policy lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) of the insured person in the first surviving class of Beneficiaries, in this order: the insured person, the insured person’s spouse; the insured person’s children; the insured person’s parents; and the insured person’s brothers and sisters. If we do not find family members in these classes, we will pay the executors or administrators of the insured person’s estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity age or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, after a thorough search, we are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you periodically review and update, if necessary, your Beneficiary designations, including full names and complete addresses, if and as they change.

Any beneficiary’s interest is subject to the rights of any assignee of whom we have been notified.

TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I.	Transaction Expenses. This table describes the fees and expenses you will pay at the time you buy a Policy, surrender a Policy or transfer your Account Value among Investment Alternatives.

Transaction Fees

	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	not applicable	n/a
Premium Taxes	each premium payment(1)	n/a(1)
Maximum Deferred Sales Charge (Load)	not applicable	n/a
Other Surrender Fees	not applicable	n/a
Transfer Fees	not applicable	n/a
Accelerated Death Benefit Fee	when benefit paid	$250

(1)	We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and currently are up to 3.5%.

II.	Periodic Expenses. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

Periodic Charges Other Than Underlying Fund Operating Expenses

	When Charge is Deducted	Guaranteed Amount Deducted (policies issued prior to January 1, 2009)	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted (or charged for Loans) (for all policies)
Cost of Insurance Charges(2)
Minimum and Maximum (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $83.33 per month Minimum: $.06 per month	Maximum: $29.19 per month Minimum: $.02 per month	Maximum: $29.19 per month Minimum: $.02 per month
Charge for a 35 year old non-smoker male/female in a payroll deduct program (unisex rates) (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	$.18 per month	$.09 per month	$.08 per month ($.07 per month for face amounts $250,000 and above)

Monthly Administrative Charge	Issue Date and each following Monthly Anniversary Day	Maximum: $10 per month	Maximum: $10 per month	$2 per month(4)

Net Policy Loan Interest	Due at end of each Policy Month(3)	N/A	N/A	2.00%(3)

Cost of Optional Riders (in addition to All Periodic Expenses in the Table above)
Accidental Death Benefit Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.10 per month	Maximum: $.10 per month	$.10 per month
Children’s Term Insurance Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.60 per month	Maximum: $.60 per month	$.60 per month

(2)	Cost of insurance rates will vary depending on the insured’s age and smoking status and, for non-payroll deduct programs, also the insured’s gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

(3)	2.00% is currently the difference between the interest charged on the loan and interest credited to funds held in the General Account for the Policy Loan. We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody’s® Corporate Bond Yield Average. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody’s® Corporate Bond Yield Average. See “Access to Your Account Value—Policy Loans” and “Charges and Deductions You Will Pay.”

(4)	The monthly administrative charge is currently $2 or 1/12 of 1% of the Account Value if less. This charge is currently waived if the Account Value is less than $300.

Annual Separate Account Expenses

I.	For Policies issued prior to January 1, 2009

Transaction Fees

	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%	.15%
Mortality Risk Fee	expenses are	.70%	.50%
Administrative Charge	deducted on a	.65%	.55%	(5)
Total Separate Account	daily basis at an
Annual Expenses	annualized rate	1.50%	1.20%

II.	For Policies issued on or after January 1, 2009

Transaction Fees

	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.20%	.15%
Mortality Risk Fee	expenses are	.95%	.50%
Administrative Charge	deducted on a	.85%	.55%	(5)
Total Separate Account	daily basis at an
Annual Expenses	annualized rate	2.00%	1.20%

(5)	Adviser Reimbursements. All Contracts with assets invested in the MFS VIT III Mid Cap Value Portfolio, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The effect of the reimbursements on all Contracts is more specifically discussed under “Charges and Deductions You Will Pay.”

III.	Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2017 before any expense reimbursement. None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund’s fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	0.14%	0.89%

PURCHASE OF A POLICY

Customer Identification

We will require information from you necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Policy Issue

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy under a Payroll Deduction Program. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

•	If the person to be insured is age 50 or younger and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

•	We will require a medical examination for a policy with a Face Amount above $50,000 if the person to be insured is age 51-60 or for a policy with a Face Amount above $25,000 if the person to be insured is age 61-65.

•	We will require a medical examination for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a “substandard risk.” A person who is a “substandard risk” has a greater mortality risk based on information provided to us.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer’s business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy.    You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy. In addition, you may surrender your policy at any time and receive the Surrender Proceeds. For more information on surrendering your policy and Surrender Proceeds, see “Access to Your Account Value—Surrender Policy.”

Availability of Policy.    This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan

In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See “Insurance Benefits Upon Death of Insured Person” for a more detailed explanation of the death benefit provisions.

Under a Face Amount Plan:

•	the death benefit generally will be the Face Amount (unless the Corridor Percentage applies), and

•	premiums you pay and increases in your Account Value from investment performance of the Subaccounts will reduce the amount for which we are “at risk” in providing insurance coverage and on which we impose cost of insurance charges (See “Charges and Deductions You Will Pay”).

Under a Face Amount Plus Plan:

•	the death benefit generally will be the Face Amount PLUS the Account Value (unless the Corridor Percentage applies), and

•	premiums you pay and increases in your Account Value from investment performance of the Subaccounts will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan.    You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

•	if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy’s Face Amount by the amount of the Account Value; and

•	if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy’s Face Amount by the amount of the Account Value, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we approve your Written Request (which, in the case of a change that would increase your Policy’s Face Amount, may include evidence acceptable to us of current insurability).

For policies issued on or after January 1, 2009, a change in the Basic Death Benefit from Face Amount to Face Amount Plus is subject to our receipt of evidence of insurability satisfactory to us and becomes effective when we approve such change.

Supplemental Insurance Benefits

We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See “Charges and Deductions You Will Pay—Supplemental Insurance Benefits Fee.”

If the policyowner elects an accidental death benefit rider, the death benefit must be an amount equal to the face amount of the Policy, not to exceed $200,000. The minimum face amount is $25,000 except that it is $5,000 under a payroll deduction plan. Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000. For policies issued on or after January 1, 2009, we will pay an accidental death benefit equal to the amount shown on the Accidental Death Benefit Rider.

You may obtain insurance for all your unmarried dependent children between 14 days and 19 years of age under a children’s term rider. If this rider is in effect, we automatically insure each additional child when such child has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child, or until the child marries (for policies issued on or after January 1, 2009), or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, or upon getting married (for policies issued on or after January 1, 2009), each covered child has the opportunity of purchasing up to $5,000 of life insurance for each $1,000 of children’s term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy

From time to time, your life insurance needs may change. We currently permit you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

Currently, a change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

PAYMENT OF PREMIUMS

Scheduled Premiums

For your convenience, we will specify a “scheduled premium” to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy is in a Payroll Deduction Program. If your Policy is not in a Payroll Deduction Program, your scheduled premium currently must be at least $50. We currently do not have a minimum scheduled premium for Policies in Payroll Deduction Programs. Minimum scheduled premiums do not apply to Policies issued on or after January 1, 2009.

If your Policy is in a Payroll Deduction Program:

•	there is no minimum amount of scheduled premiums;

•	on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

•	if your employer’s participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See “Federal Tax Considerations.” We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See “Insurance Benefits Upon Death of Insured Person.”

Changes in Scheduled Premiums.    You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy’s Basic Death Benefit. See “Insurance Benefits Upon Death of Insured Person” below.

Effect of Paying Scheduled Premiums.    Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Value is sufficient to permit the deduction of all charges due on that day. See “Lapse and Reinstatement” below.

Unscheduled Premiums

You ordinarily may pay unscheduled premiums at any time, but you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy’s Basic Death Benefit. See “Insurance Benefits Upon Death of Insured Person” below.

Limitation on Premiums

We will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See “Federal Tax Considerations.”

Allocation of Premiums

You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it in complete order and processed it.

Policies issued in Massachusetts

Policies issued in the Commonwealth of Massachusetts use the term “planned premiums” rather than “scheduled premiums” and do not refer to premiums in excess of planned premiums as “unscheduled premiums.” For these Policies, references in the Prospectus to “scheduled premiums” refer to “planned premiums,” and all references to “unscheduled premiums,” as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Value is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. In addition, if these additional amounts would increase the policy’s Basic Death Benefit, then evidence of insurability would be required. See “Insurance Benefits Upon Death of Insured Person” in this Prospectus.

Dollar Cost Averaging

We may offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Subaccounts. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Value in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Subaccounts is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement

If our deduction of monthly charges when due would result in your Account Value, minus any outstanding Policy Loans, being less than zero, a 61-day “grace period” will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person’s lifetime if all of the following are satisfied:

(a)	The Policy lapsed because the grace period ended without the required payment having been made.

(b)	The Policy is reinstated within three years of the end of the grace period.

(c)	The Policy has not been surrendered.

(d)	We receive from you evidence that the insured person is insurable by our standards.

(e)	You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months (and at least three months, for policies issued on or after January 1, 2009).

(f)	You pay any charges not paid during the grace period.

(g)	We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. We base cost of insurance charges subsequent to a reinstatement upon the insured person’s premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America

We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact our business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, their employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2017, we had total assets, on a consolidated basis, of approximately $21.2 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Subaccounts. Each Subaccount invests its assets in an Underlying Fund, and the name of each Subaccount reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners’ Account Values and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Subaccount’s net assets, without regard to the income, capital gains and capital losses from any of the other Subaccount or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Financial Services of the State of New York, and by the insurance regulatory authority of each state in which we are licensed to do business.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Policies. We are responsible for the payment of all such benefits.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds’ investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Subaccounts may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Account No. 2 and No. 3.

Selection of Underlying Funds. The Underlying Funds offered through the Contracts are selected by us. Before adding an Underlying Fund, we evaluate a number of important criteria, including, but not limited to, a fund’s category and style; its investment policy and objectives; the investment manager’s investment processes; the fund’s fit within the mix of the existing investment alternatives and managers offered through the Company’s contracts; the fund’s investment management fees; the appropriateness of the fund for long-term investment of retirement plan assets; the expertise and reputation of the investment manager and the experience and stability of the management team, including the portfolio managers; the effectiveness of the investment manager’s research; the competitive historical fund performance; and the manager’s adherence to the stated investment objectives and style. Consideration is also given to the appeal of the investment management firm to current and future annuity contractholders, participants and policyowners.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Contributions and/or Transfers of Account Value if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria. We have included the Mutual of America Investment Corporation Funds at least in part because they are managed by Mutual of America Capital Management LLC, our indirect wholly-owned subsidiary. We benefit from assets invested in Mutual of America Investment Corporation’s Underlying Funds because our subsidiary receives compensation from those Underlying Funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Thus, we may receive more revenue with respect to affiliated Underlying Funds than unaffiliated Underlying Funds.

You are responsible for choosing the Subaccounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your Subaccount selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Underlying Funds including each Underlying Fund’s prospectus, SAI and annual and semi-annual reports. After you select Subaccounts, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your Account Value resulting from the performance of the Subaccounts you have chosen.

We do not recommend or endorse any particular Subaccount or Underlying Fund and we do not provide investment advice.

You will find more detailed information about the Underlying Funds in their current summary prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements.    Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Subaccount for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Subaccount. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds

Mutual of America Investment Corporation

Portfolio Name	Objective
Equity Index Fund	The Fund seeks investment results that correspond to the investment performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*).
All America Fund	The Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.
Small Cap Value Fund	The Fund seeks capital appreciation.

Portfolio Name	Objective
Small Cap Growth Fund	The Fund seeks capital appreciation
Small Cap Equity Index Fund	The Fund seeks investment results that correspond to the investment performance of the S&P SmallCap 600® Index.
Mid Cap Value Fund	The Fund seeks capital appreciation and, to a lesser extent, current income.
Mid-Cap Equity Index Fund	The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.
Composite Fund	The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.
International Fund	The Fund seeks capital appreciation.
Money Market Fund	The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.
Mid-Term Bond Fund	The primary investment objective of the Fund is to produce a high level of current income. The secondary investment objective is the preservation of shareholders’ capital.
Bond Fund	The Fund seeks current income, with preservation of shareholders’ capital a secondary objective.
Conservative Allocation Fund	The Fund seeks current income and, to a lesser extent, capital appreciation.
Moderate Allocation Fund	The Fund seeks capital appreciation and current income.
Aggressive Allocation Fund	The Fund seeks capital appreciation and, to a lesser extent, current income.

*	“Standard & Poor’s,” “S&P,” “S&P 500”, “S&P MidCap 400” and “S&P SmallCap 600” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Investment Corporation’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund, Small Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Other Underlying Funds

Portfolio Name	Objective
Fidelity VIP Equity-Income Portfolio	The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity VIP Asset Manager Portfolio	The fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity VIP Contrafund® Portfolio	The fund seeks long-term capital appreciation.
Fidelity VIP Mid Cap Portfolio	The fund seeks long-term growth of capital.
Vanguard Variable Insurance Fund Diversified Value Portfolio®	The Portfolio seeks to provide long-term capital appreciation and income.
Vanguard Variable Insurance Fund International Portfolio®	The Portfolio seeks to provide long-term capital appreciation.
Vanguard Variable Insurance Fund Real Estate Index Portfolio®	The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Portfolio Name	Objective
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio®	The Portfolio seeks to track the performance of a broad, market-weighted bond index.
American Century VP Capital Appreciation Fund	This fund seeks capital growth.
American Funds Insurance Series New World Fund	The fund’s investment objective is long-term capital appreciation.
Calvert VP SRI Balanced Portfolio	The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
Deutsche Variable Series I Capital Growth VIP	The fund seeks to provide long-term growth of capital.
MFS VIT III Mid Cap Value Portfolio	The fund’s investment objective is to seek capital appreciation.
Oppenheimer Main Street Fund®/VA	The Fund seeks capital appreciation.
PIMCO Variable Insurance Trust Real Return Portfolio	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
T. Rowe Price Blue Chip Growth Portfolio	The fund seeks to provide long-term capital growth. Income is a secondary objective.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation:    Mutual of America Investment Corporation receives investment advice from Mutual of America Capital Management LLC (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds:    The VIP Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company (FMR). FMR Co., Inc. (FMRC) serves as a sub-adviser for the funds with day-to-day responsibility for choosing investments for the funds. Other investment advisers assist FMR with foreign investments.

Vanguard VIF Portfolios:    The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., and Baillie Gifford Overseas Limited. The Real Estate Index Portfolio and the Total Bond Market Index Portfolio receive advisory services from The Vanguard Group, Inc.

American Century VP Capital Appreciation Fund:    The Fund receives investment advice from American Century Investment Management, Inc.

American Funds Insurance Series:    The New World Fund receives investment advice from Capital Research and Management Company.

Calvert VP SRI Balanced Portfolio:    The Portfolio receives investment advice from Calvert Research and Management (“Calvert”).

Deutsche Variable Series I:    The Deutsche Variable Series I Capital Growth VIP receives investment advice from Deutsche Investment Management Americas Inc.

MFS VIT III Mid Cap Value Portfolio:     MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

Oppenheimer Main Street Fund®/VA:    The Fund receives investment advice from OFI Global Asset Management, Inc., which has entered into a subadvisory agreement with OppenheimerFunds, Inc.

PIMCO Variable Insurance Trust:    Real Return Portfolio receives investment advice from Pacific Investment Management Company LLC (“PIMCO”).

T. Rowe Price:    Blue Chip Growth Portfolio receives investment advice from T. Rowe Price Associates, Inc. (T. Rowe Price).

YOUR ACCOUNT VALUE IN THE SUBACCOUNTS

Accumulation Units in Subaccounts

We use Accumulation Units to represent Account Values in each Subaccount. We separately value the Accumulation Unit for each Subaccount.

We determine your Account Value in the Subaccount as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Subaccount by the Accumulation Unit value of that Subaccount at the end of the Valuation Day.

Investment experience by the Subaccounts does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Subaccount, however, will change as a result of the Subaccount’s investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Subaccounts as of the close of a Valuation Day (generally at the close of the New York Stock Exchange on that day). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Subaccount will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Subaccounts will reflect:

•	changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•	Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See “Charges and Deductions You Will Pay.”)

Accumulation Unit Values for Transactions

When you allocate premiums to a Subaccount or transfer any Account Value to a Subaccount, we credit Accumulation Units to your Account Value on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Value from a Subaccount, we cancel Accumulation Units from your Account Value on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request in Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order). As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Subaccount during the Valuation Period by the applicable Accumulation Unit value of the Subaccount for that Valuation Period.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Amounts that you allocate under the Policy to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations including the payment of claims under our contracts and policies and it is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Policy to Account Values in the General Account at a rate at least equal to the minimum guaranteed rate set forth in your Policy. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited.

The interest rates may be different for your Account Value in the General Account representing borrowed and unborrowed amounts under your Policy. See “Access to Your Account Value—Policy Loans.”

The Appendix to this Prospectus contains additional information about our General Account’s operations.

Transfers and Withdrawals

You may transfer any portion of your Account Value to or from the General Account and may withdraw any portion of your Account Value from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See “Your Right to Transfer Among Investment Alternatives” and “Policy Loans” under “Access to Your Account Value” below. We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

ACCESS TO YOUR ACCOUNT VALUE

You may obtain all or part of your Account Value by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Value among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See “Federal Tax Considerations” below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.

Surrender Policy

Surrender Proceeds equal your Account Value minus any Policy Loans you have outstanding at the time of surrender and any due and unpaid charges. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.

Partial Withdrawals of Account Value

You may withdraw any portion of your Account Value (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Value to less than $100, and cannot exceed the Account Value minus any Policy Loans.

A partial withdrawal will affect both your Account Value and the amount of your Basic Death Benefit.

•	If you have a Face Amount Plan, we will reduce both your Account Value and your Face Amount by the amount of any withdrawal. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

•	If you have a Face Amount Plus Plan, we will reduce your Account Value by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Subaccounts, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See “Where to Contact Us and Give Us Instructions” and “Frequent Purchases and Redemptions of Subaccount Accumulation Units” below.

How to Tell Us an Amount for Transfers or Partial Withdrawals

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•	the dollar amount to be taken from each Investment Alternative,

•	for Subaccounts, the number of Accumulation Units to be transferred or withdrawn, or

•	the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request.

Note our policy on frequent purchases and redemptions under “Frequent Purchases and Redemptions of Subaccount Accumulation Units.”

Policy Loans

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Subaccounts. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•	for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest. This rate of interest may be lower than the rate credited for amounts held in the General Account that are not collateral for a Policy Loan.

•	for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

We will grant you a Policy Loan if you meet all of the following conditions.

•	We receive at our Processing Office your Written Request for a loan.

•	The amount of the requested loan is 95% or less of your Account Value in the General Account (or 95% or less of the cash surrender value of the Policy for policies issued on or after January 1, 2009) minus any existing Policy Loans you have.

•	The amount of the requested loan is at least $500.

•	The sole security for the loan will be the Policy.

•	You have assigned the Policy to us in a form acceptable to us.

•	Your Policy is in effect.

We have the right to defer the granting of any policy loan for 6 months following the receipt of your request.

When you apply for a Policy Loan, you must instruct us from which Subaccounts amounts are to be transferred to the General Account as needed for collateral. If at any time during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will at that time automatically transfer a portion of your Account Value in the Subaccounts, withdrawing from the Subaccounts in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

The amount held in the General Account as collateral for a loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Subaccounts.

We will designate an interest rate at the time a Policy Loan is granted. The Policy Loan interest rate we declare from time to time will not exceed the higher of the Moody’s Corporate Bond Yield Average for the calendar month ending two months before the date on which the rate is determined and:

•	1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life policies, or

•	For Policies issued on or after January 1, 2009, 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance policies.

We will notify you, and any assignee on our records:

•	at the time you take a Policy Loan, of the initial rate of interest on that loan, and

•	at least 28 days before an interest rate increase, of the terms of that increase (or at least 30 days for policies issued on or after January 1, 2009 for any interest rate changes).

Interest on Policy Loans is at an adjustable rate, is declared from time to time and accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Value on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See “How to Purchase a Policy and Pay

Premiums—Policy Lapse and Reinstatement.” Depending on the percentage of your Account Value that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits and Access of Account Value.”

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Value only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds, (refer to: Surrender of Policy) Maturity Proceeds, or from the Death Proceeds we pay to your Beneficiary(ies).

For more information on Policy Loans, see “Charges and Deductions You Will Pay—Policy Loans.”

Accelerated Benefit for Terminal Illness

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person’s life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See “Charges and Deductions You Will Pay—Accelerated Benefit Fee.”

The amount of the Accelerated Benefit will be up to the lesser of:

•	$200,000, or

•	the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

•	the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

•	the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)	We must receive at our Processing Office:

•	the Policy or, if applicable, the Accelerated Benefit rider;

•	your written request for payment of the Accelerated Benefit;

•	the written consent of all irrevocable beneficiaries, if any, under the Policy; and

•	evidence satisfactory to us of the insured person’s terminal illness.

(c)	The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(d)	The insured person’s terminal illness must not be a consequence of intentionally self-inflicted injuries.

(e)	No previous accelerated benefit has been paid under the Policy.

(f)	The $250 accelerated death benefit fee is paid.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the Beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)	a certification of state of health by a licensed physician who:

•	has examined the insured person,

•	is qualified to provide that certification, and

•	is neither the Policyowner, the insured person, nor a family member of either; and

(b)	a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

•	The amounts will decrease by the percentage of the Death Proceeds “accelerated” under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy’s Face Amount, Account Value, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

•	We will base subsequent premiums and cost of insurance charges under the Policy on the Account Value and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit

The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Value, minus any Policy Loans and unpaid monthly deductions. For Policies issued on or after January 1, 2009, the Maturity Proceeds also include the amount of any paid-up additions as well as any dividend accumulations.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment. For Policies issued on or after January 1, 2009, Maturity Proceeds are only payable as a lump sum, and only to the beneficiary.

The minimum amount of each payment under any optional payment plan is $50. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds for policies issued before January 1, 2009, are the same as those available for Death Proceeds. See “Insurance Benefits Upon Death of Insured Person—Payment Options.”

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•	The SEC by order permits postponement for the protection of Policyowners; or

•	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Additionally, we may postpone any payment from the Subaccount that is invested in the Mutual of America Investment Corporation Money Market Fund, in the event that the Money Market Fund temporarily suspends redemption of shares because the Money Market Fund’s liquidity has fallen below required minimums because of market conditions or other factors.

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the Beneficiary. We calculate the Death Proceeds as of the date of the insured person’s death. The Beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

•	the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

•	the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See “Basic Death Benefit Plan” under “How to Purchase a Policy and Pay Premiums.”

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Value, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

•	the Policy’s Face Amount on the date of the insured person’s death, or

•	the Policy’s Account Value on the date of the insured person’s death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

•	the Face Amount on the date of the insured person’s death plus the Account Value on that date, or

•	the Account Value on the date of the insured person’s death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies. The Corridor Percentages require us to provide a death benefit that is greater than the Account Value, or in other words to maintain an amount for which we are “at risk,” until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

CORRIDOR PERCENTAGE CHART

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
0-40	250%	54	157%	68	117%
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
48	197%	62	126%	91	104%
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 or older	100
53	164	67	118

Payment Options

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the Beneficiary selects an optional payment plan. For policies issued prior to January 1, 2009, a lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

While the insured person is still alive, you may elect an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time. The minimum amount of each payment under any optional payment plan is $50. (For policies issued prior to January 1, 2009, the minimum amount of each payment under any optional payment plan is $100).

If you change a Beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

After the insured person has died, if you have not elected an optional payment plan, only the Beneficiary may elect the form of payment for the Death Benefit Proceeds. The Beneficiary may not change the form of payment plan once we have begun making payments.

The selection of a payment option does not impact the cost of insurance.

Note: For Policies issued on or after January 1, 2009, only the Beneficiary may select the payment option.

The optional payment plans available under Policies issued prior to January 1, 2009 are:

Life Payments Plan.    We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee’s estate, unless otherwise provided.

Payments for a Fixed Period Plan.    We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan.    We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

Interest Payments.    We hold the amount of the Death Proceeds and pay interest to the Beneficiary at a rate not less than the rate guaranteed under the Policy. We may make payments at a higher effective annual rate of interest.

The optional payment plans available under Policies issued on or after January 1, 2009 are:

Non-Refund Life Annuity.    We make monthly payments to the Beneficiary during the Beneficiary’s lifetime. Upon the Beneficiary’s death, no additional benefit shall be paid.

10-Year Period Certain and Continuous Annuity.    We make monthly payments to the Beneficiary during the Beneficiary’s lifetime, but if the Beneficiary dies before the end of the ten year period (or such other period agreed to by the Company), monthly payments will continue to be paid to the individual or entity designated by the Beneficiary to receive these payments until the end of such period. If the designated individual or entity does not survive the Beneficiary, the commuted value of the remaining monthly payments for the certain period will be paid to the Beneficiary’s estate.

Joint and Survivor Life Annuity.    We make monthly payments during the Beneficiary’s lifetime. Upon the death of the Beneficiary, we pay 66  2/3% of that monthly payment to the joint annuitant designated by the Beneficiary if the joint annuitant survives the Beneficiary. After the death of the Beneficiary and the joint annuitant, no additional benefit shall be paid. There is no guaranteed minimum payment period.

Joint and 66 2/3% Survivor Life Annuity with Ten Year Period Certain.    We make monthly payments during the Beneficiary’s lifetime. Upon the death of the Beneficiary, we pay 66  2/3% (or such other percentage agreed to by the Company) of that monthly payment to the joint annuitant designated by the Beneficiary if the joint annuitant survives the Beneficiary. If both the Beneficiary and the joint Annuitant die before the end of the ten year period (or such other period agreed to by the Company), payments continue, in the amount of the monthly payment being paid immediately prior to the death of the later to die of the Beneficiary or the joint annuitant, to the individual or entity designated by the Beneficiary to receive these payments until the end of such period. In the event of the simultaneous death of the Beneficiary and joint annuitant, or if it cannot be determined who was the first to die, it shall be assumed that the joint annuitant died before the Beneficiary. If the designated individual or entity does not survive the Beneficiary and the joint annuitant, the commuted value of the remaining monthly payments for the certain period will be paid to the estate of the later to die of the Beneficiary or the joint annuitant.

Full Cash Refund Annuity.    We make monthly payments to the Beneficiary, continuing until the Beneficiary’s death. Upon the Beneficiary’s death, a single sum payment equal to (a) the death benefit under the Policy, less (b) the total of all payments made to the Beneficiary, shall be made to the individual or entity designated by the Beneficiary to receive such payment. If the individual or entity designated by the Beneficiary does not survive the Beneficiary, the single sum payment will be paid to the Beneficiary’s estate.

Period Certain without Life Contingency.    We make monthly payments for a specified period certain, agreed to by the Company, to the Beneficiary. Upon the Beneficiary’s death before the end of the period certain, monthly payments will continue to be paid to the individual or entity designated to receive the payments by the Beneficiary until the end of the period certain. If the designated individual or entity does not survive the Beneficiary, the commuted value of the remaining monthly payments for the certain period will be paid to the Beneficiary’s estate.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. We deduct this charge from your Account Value in the General Account but if the Account Value in the General Account is insufficient to pay the charges we will look to deduct it from assets in the Subaccounts in the order described in the Statement of Additional Information under “Additional Information About Charges.” We do not prorate between or among funds. We deduct the charges to the extent the account value of the General Account and each Investment Alternative is available. To the extent there is insufficient Account Value to pay all charges in the General Account or any Investment Alternative, the entire Account Value of the insufficient account will be applied to the charges and the unpaid amounts of the charges will then be paid from the next account in order in which you have Account Value, continuing until all charges have been paid. The amount we deduct is equal to:

•	the amount for which we are “at risk,” which is the Policy’s Basic Death Benefit minus the Account Value as of the Monthly Anniversary Day, divided by $1,000, times

•	the cost per $1,000 of insurance coverage for the insured person, also called the “cost of insurance rate.” The rate will be no greater than the guaranteed rates shown in the Policy.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person’s age and premium class, and may vary by gender, meaning whether the insured person is male or female.

•	If your Policy is not in a Payroll Deduction Program, the rates vary according to the insured person’s gender.

•	If your Policy is in a Payroll Deduction Program or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are generally more favorable to males than gender based rates, and generally gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies in a Payroll Deduction Program are unisex.

The cost of insurance varies with the net amount at risk and various other factors. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. For example, if the Face Amount is decreased and the Account Value remains the same, the amount at risk decreases and the cost of insurance is reduced. Please refer to “Tables of Charges.” We separately calculate cost of insurance for the amount at risk under a Policy’s initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase. For a decrease in Face Amount, we use the premium class applicable to the portion or portions of the Face Amount that is being decreased. See “Changes in Face Amount” in the Statement of Additional Information.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. The rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Annual Separate Account Expenses.    Separate Account Expenses include an Expense Risk Fee, a Mortality Fee and an Administrative Charge. For policies issued prior to January 1, 2009, the maximum total Separate Account Expense is 1.50%. For policies issued on or after January 1, 2009, the maximum total Separate Account Expense is 2.00%. Current charges for Annual Separate Account Expenses are 1.20%. For policies issued prior to January 1, 2009, the following maximum amounts apply to the fees comprising the Annual Separate Account Expenses: Expense Risk Fee 0.15%, Mortality Risk Fee 0.70% and Administrative Charge 0.65%. For policies issued on or after January 1, 2009, the maximum fees are: Expense Risk: 0.20%, Mortality Risk: 0.95% and Administrative Charge: 0.85%.

Administrative Charges

We perform administrative functions in connection with the policies, including receiving premiums and applying them to your allocations, processing transactions, reviewing and processing Policy Loan requests, processing policy changes, handling claims, recordkeeping and preparing and filing all reports required of the Separate Account. The expenses we incur for administrative functions include, but are not limited to, items such as state or other tax salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Subaccounts.

We deduct, on each Valuation Day, from the value of the net assets in each Subaccount a charge for administrative expenses at an annual rate of 0.55%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses as follows:

•	We deduct this charge from your Account Value in the General Account but if the Account Value in the General Account is insufficient to pay the charges we will look to deduct it from assets in the Subaccounts in the order described in the Statement of Additional Information under “Additional Information About Charges.”

We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Value. The current charge is $2.00 per month (up to a maximum of $10.00 per month), except that we will reduce the charge to 1/12 of 1% if your Account Value for the month is less than $2,400, and we waive the charge if your Account Value is under $300. We deduct the administrative expense charge from your Account Value in the same manner as described above for cost of insurance charges.

We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies, subject to any applicable maximum charges.

Mortality and Expense Risk Fees

We deduct, on each Valuation Day, from the value of the net assets in each Subaccount a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.50%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70%, (0.95% for policies issued on or after 1/1/09) if the revenue from the current charge is insufficient to cover our customers’ mortality experience.

The expense risk fee, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We reserve the right to increase our expense risk fee for policies issued after January 1, 2009 up to a maximum of 0.20%.

We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Separate Account Charge Reduction—Reimbursement from MFS, PIMCO, Fidelity and T. Rowe Price

We currently receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge applicable to assets invested in those Subaccounts. We currently receive the following reimbursements:

•	the principal underwriter for the MFS VIT III Mid Cap Value Portfolio reimburses us at an annual rate of 0.25% for certain services we provide;

•	the investment adviser for the PIMCO Variable Insurance Trust Real Return Portfolio reimburses us at an annual rate of 0.10% for certain services we provide;

•	the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and

•	the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimburses us at an annual rate of 0.25% for administrative services we provide, or at an annual rate of 0.15% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts falls below $250,000,000 at any time during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Portfolio after we are notified of, and receive, the reimbursement.

For each Subaccount invested in the MFS, PIMCO, Fidelity or T. Rowe Price investment alternatives, the following reductions in the Separate Account Charge apply:

Standard Separate Account Fees:

•	Standard Charge: 1.20%

•	Charge for assets invested in Fidelity Funds: 1.10%

•	Charge for assets invested in PIMCO Variable Insurance Trust Real Return Portfolio: 1.10%

•	Charge for assets invested in T. Rowe Price Blue Chip Growth Portfolio: 0.95% (or 1.05%, if Mutual of America separate account assets in the Fund fall below $250,000,000 at any time during a month and we therefore will receive, the reduced reimbursement)

•	Charge for assets invested in MFS VIT III Mid Cap Value Portfolio: 0.95%

Supplemental Insurance Benefits Fee

We deduct the cost of any supplemental benefits you may have from your Account Value on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children’s term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See “How to Purchase a Policy and Pay Premiums—Supplemental Insurance Benefits.”

Accelerated Benefit Fee

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See “Access to Your Account Value—Accelerated Benefit for Terminal Illness.”

Policy Loan Charges

For more information on Policy Loans, including limitations, terms and procedures, see “Access to Your Account Value—Policy Loans.” If you have a Policy Loan, an amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Subaccounts.

You will pay interest on the Policy Loan, at the initial rate we designate at the time the loan is granted. You will receive at least 28 days advance notice of any increase in the interest rate for Policies issued prior to January 1, 2009. You will receive 30 days advance notice of any change in the interest rate for Policies issued on or after January 1, 2009. The amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•	for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest. This rate of interest may be lower than the rate credited for amounts held in the General Account that are not collateral for a Policy Loan.

•	for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

Interest earned on the amount in the General Account is not applied as an offset to interest accrued on the Policy Loan; they are separate and independent from each other.

The Policy Loan interest rate we declare from time to time will not exceed the higher of the Moody’s Corporate Bond Yield Average and:

•	1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life policies, or

•	For policies issued on or after January 1, 2009, 1% above the current rate of interest credited to Account Values in the General Account for variable universal life policies.

When you apply for a Policy Loan, you must instruct us from which Subaccounts amounts are to be transferred to the General Account as needed for collateral. If at any time during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will at that time automatically transfer a portion of your Account Value in the Subaccounts, withdrawing from the Subaccounts in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

Interest on Policy Loans is at an adjustable rate, is declared from time to time and accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month.

Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

Premium and Other Taxes

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Subaccounts. State premium taxes vary and currently are up to 3.5%. See “Federal Tax Considerations.”

For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses are subject to a maximum of 2.00%. For policies issued prior to January 1, 2009, the Total Expense Separate Account Annual Expenses are subject to a maximum of 1.50%.

Changes in Policy Cost Factors

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments “by class,” meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards of the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds

Each Subaccount purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are distributed with this Prospectus.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America

You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

Requests by Telephone

You may make requests by telephone for transfers of Account Value among Investment Alternatives except for transfers into the Mutual of America Investment Corporation International Fund, the American Funds Insurance Series New World Fund, and the Vanguard Variable Insurance Fund International Portfolio (“Vanguard International Fund”) (together, these funds may be referred to as the “International Funds”), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

The company’s failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone transfers.

We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing.

Frequent Purchases and Redemptions of Subaccount Accumulation Units

The purpose of our Policies is to assist with the achievement of long-term financial goals. Our Policies are not intended to provide Policyowners with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Underlying Fund shares that it determines to be inconsistent with their Underlying Fund’s policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Policyowners could cause an Underlying Fund to reject a net purchase order from a Subaccount on behalf of many Policyowners, thereby compromising our ability to carry out purchase and redemption orders of many of our Policyowners.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the Subaccounts that invest in the International Funds can only be effected by mail.    Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the Subaccounts that invest in the International Funds and for revocations of such transfer requests. You must send in writing, by United States Postal Service (“U.S.P.S.”) regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the Subaccounts that invest in the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the Subaccounts that invest in the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the Subaccounts that invest in the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the Subaccounts that invest in the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the Subaccounts that invest in the International Funds either in writing or by calling our toll-free number.

We reserve the right to modify or terminate the administrative rule for transfers to the Subaccounts that invest in the International Funds and to extend the rule to other Subaccounts. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of Subaccounts offered under our Policies.

We work with the Underlying Funds to discourage Policyowners from engaging in excessive frequent transfers that could harm any Fund’s investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds’ procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition we may be required to disclose information on Policyowner transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Subaccounts and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Policyowners under the Policies into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund’s investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Policyowners, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners. In this regard, we can review individual purchase and redemption requests by Policyowners. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Policyowners engaging in market timing. We will take the following actions in the following order:

•	contact the Policyowner and remind them that the Policies are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•	if this activity does not cease, suspend the Policyowner’s 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the “Regular U.S. Mail Rule”);

•	then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Policyowners, individually and in the aggregate, engaging in such frequent transfer activity. The Policies seek to provide a high degree flexibility to Policyowners in managing their long-term retirement savings and other benefits and to this end do not have “front end” charges on contributions or transfers, or “back end” surrender or redemption charges on transfers or withdrawals. The Policies permit unlimited, no-fee transfers between and among our General Account and the Subaccounts. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Policyowners which arise out of the state law affecting a contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Subaccounts may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Policyowners. There can be no assurance that frequent transfers in the Subaccounts will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some Policyowners may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other Policyowners in the Separate Account.

Where You Should Direct Requests

You may request allocation changes or transfers of Account Value (except for transfers to any of the International Funds) by calling 1-800-468-3785 or by writing to our Financial Transaction Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into any of the International Funds or for revocations of such transfer requests. You must send requests for transfers into any of the International Funds or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:

Mutual of America Life Insurance Company

Financial Transaction Processing Center

1150 Broken Sound Parkway NW

Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

FEDERAL TAX CONSIDERATIONS

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account’s operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of federal tax considerations is based upon our understanding of current federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes, which may not correspond to the federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies

Section 7702 of the Code defines “insurance contract” for federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has issued certain final regulations and other interim guidance. The Treasury has also issued but it has not adopted proposed regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128, IRS Notice 2006-95 and the proposed mortality charge regulations under Section 7702 issued on July 3, 1991.

For a Policy issued on a substandard basis (in other words, the insured person’s premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account’s investments be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate

Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Value

In General.    Proceeds and Account Value increases should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. You will not be considered to have received the Account Value, including investment earnings and interest earned, until there is a distribution of Account Value.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy’s Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits.    The death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds.    Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract.    The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Value.

An exception to this general rule applies if:

•	the Policy’s death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

•	the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract.    Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the “seven-pay test” described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See “Distributions from a Policy that is a Modified Endowment Contract” below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. “Seven-pay premiums” are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Value at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy’s payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract.    A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Value, prior to the return to you of your investment in the Policy.

1)	All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

•	your Account Value immediately before the distribution, minus

•	your investment in the Policy at that time.

2)	Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3)	A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

•	is made when you are age 59 1/2 or older,

•	is attributable to you becoming disabled, or

•	is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary.

All Modified Endowment Contracts that we issue (or any former affiliates had issued) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner’s gross income under Section 72(e) of the Code.

Policy Loan Interest

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is a key employee, as defined in Section 264 of the Code may be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000, subject to certain restrictions under Section 264 of the Code.

Estate Taxes

The Death Proceeds payable under the Policy are includable in the insured person’s gross estate for federal estate tax purposes if the Death Proceeds are paid:

•	to the insured person’s estate, or

•	to a Beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as Beneficiary are not includable in your federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for federal estate tax purposes.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Subaccount owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders’ meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund’s proxy statement and a voting instructions form to return to us.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the structure and operation of the Subaccounts at our discretion and without your prior consent. We may add, delete, or substitute Subaccounts for all contractowners or only for certain classes of contractowners. New or substitute Subaccounts may have different fees and expenses, and may only be offered to certain classes of contractowners. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close Subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The underlying funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of an underlying fund should no longer be available, or if investment in any underlying fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after obtaining any approval that may be required by law or regulation.

We also may:

•	create new Subaccounts of the Separate Account at any time;

•	to the extent permitted by state and federal law, modify, combine or remove Subaccounts in the Separate Account;

•	transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one Subaccount to another investment Subaccount;

•	create additional separate accounts or combine any two or more accounts including the Separate Account;

•	transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•	operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•	deregister the Separate Account under the 1940 Act; and

•	operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law. We will not make any changes without any regulatory approval that may be required and, if we make any such changes, we will provide you with written notice as may be required under applicable law or regulation.

ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners

Approximately 20 days before a scheduled premium, we will send you a notice of the amount of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Value, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions

Limit on Right to Contest.    We will not contest the insurance coverage under a Policy after it has been in force:

(a)	for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b)	for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c)	for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion.    If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Value and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex.    If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment.    You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus.    We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated under the Policies.

OTHER INFORMATION

Legal Proceedings

We are engaged in litigation of various kinds, which in our judgment are not likely to have a material adverse effect on the Separate Account, the ability of the Company to perform under its principal underwriting contract with the Separate Account, or the Company’s ability to meet its obligations under the Contracts. There are no legal proceedings pending to which the Separate Account is a party.

Financial Statements

Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.

APPENDIX

GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account’s operations and the risks of allocating Account Value, including premiums, to the General Account compared to allocating Account Value, including premiums, to the Separate Account. Account Values held in our General Account may pose different risks to Policyowners than Account Values supported by assets of our Separate Account.

When a Policyowner allocates Account Value to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•	Reasonable classifications of different types of policies.

•	Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•	The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•	The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•	Compliance with applicable statutory and regulatory requirements.

•	Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly)

The credited interest rate may not be less than the minimum annual yield, if any, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner’s request for transfer, payment or withdrawal of Account Value or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners’ quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Policyowners in the General Account and Subaccounts, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner’s quarterly statements reflect direct deductions from the Policyowner’s Account Value in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner’s employers for the purchase of Policies, we are subject to ERISA’s fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan’s policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our Separate Account. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

You May Obtain More Information

Statement of Additional Information.    We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

How to obtain the SAI from us.    To request a Statement of Additional Information, you may call us at 1-800-574-9267 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

How to obtain the SAI and other information from the SEC.    Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC or at the SEC’s website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090 to obtain information on the operation of the SEC’s public reference room.

Where to direct Questions.    If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Investment Company Act of 1940 File No. 811-8368

STATEMENT OF ADDITIONAL INFORMATION

FOR

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue,

New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 3

This Statement of Additional Information (“SAI”) expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2018, by calling 1-800-574-9267 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2018

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2017, we had total assets, on a consolidated basis, of approximately $21.2 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, S&P Global Ratings and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the 1940 Act. The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy’s Account Value is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required.

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

James J. Roth, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

DISTRIBUTION OF THE POLICIES

Mutual of America Life Insurance Company (“Mutual of America” or the “Company”) is a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

Mutual of America is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection and distribution of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.

Mutual of America serves as principal underwriter for the Separate Account and the Contracts. We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America. The registered representatives who sell the Policies are eligible to receive a yearly cash incentive payment based largely on aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year, which may be increased based on individual performance in relation to individual sales objectives. Representatives and certain staff from the top five regional offices, as well as other high performing representatives, will receive a trip to a sales conference.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured’s risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Value in our General Account. If you do not have sufficient Account Value allocated to the General Account, we will deduct the charges from your Account Value allocated to one or more of the Subaccounts. We look to the Subaccounts in the following order:

(a)	Mutual of America Investment Corporation Money Market Fund, (except if redemption of shares has been suspended)

(b)	Mutual of America Investment Corporation Mid-Term Bond Fund,

(c)	Mutual of America Investment Corporation Bond Fund,

(d)	Mutual of America Investment Corporation Composite Fund,

(e)	Fidelity VIP Asset Manager Portfolio,

(f)	Calvert VP SRI Balanced Portfolio,

(g)	Fidelity VIP Equity-Income Portfolio,

(h)	Mutual of America Investment Corporation All America Fund,

(i)	Mutual of America Investment Corporation Equity Index Fund,

(j)	Mutual of America Investment Corporation Mid-Cap Equity Index Fund,

(k)	Fidelity VIP Contrafund® Portfolio,

(l)	Deutsche Variable Series I Capital Growth VIP,

(m)	American Century VP Capital Appreciation Fund,

(n)	Mutual of America Investment Corporation Conservative Allocation Fund,

(o)	Mutual of America Investment Corporation Moderate Allocation Fund,

(p)	Mutual of America Investment Corporation Aggressive Allocation Fund,

(q)	Mutual of America Investment Corporation Small Cap Value Fund,

(r)	Mutual of America Investment Corporation Small Cap Growth Fund,

(s)	Mutual of America Investment Corporation Mid Cap Value Fund,

(t)	Fidelity VIP Mid Cap Portfolio,

(u)	Oppenheimer Main Street Fund®/VA,

(v)	Vanguard VIF Diversified Value Portfolio,

(w)	Vanguard VIF International Portfolio,

(x)	Mutual of America Investment Corporation International Fund,

(y)	American Funds Insurance Series New World Fund®,

(z)	PIMCO VIT Real Return Portfolio,

(aa)	T. Rowe Price Blue Chip Growth Portfolio,

(bb)	Vanguard VIF Real Estate Index Portfolio,

(bb)	Mutual of America Investment Corporation Small Cap Equity Index Fund,

(bb)	MFS VIT III Mid Cap Value Portfolio, and

(bb)	Vanguard Total Bond Market Index Portfolio.

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured’s mortality risk. Mortality risk is actuarially determined based upon factors such as the insured’s age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner’s Standard Ordinary mortality table for the insured’s premium class for Policies issued prior to January 1, 2009. For Policies issued on or after January 1, 2009, the maximum rates will not exceed rates permitted by the 2001 Commissioner’s Standard Ordinary mortality table for the insured’s premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See “Federal Tax Considerations” in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person’s premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

LOANS

We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody’s® Corporate Bond rate. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody’s® Corporate Bond rate.

For Policies issued before January 1, 2009, a new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•	We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•	We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•	We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

For Policies issued on or after January 1, 2009, the Policy Loan interest rate will be evaluated at least once a year, but not more frequently than once every three months. If at the time of any evaluation the rate of interest applicable to new Policy Loans is at least .5% greater or lesser than the rate of interest applicable to outstanding Policy Loans, the rate of interest on outstanding Policy Loans will be adjusted to reflect such increase or decrease.

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•	for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest.

•	for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

USE OF STANDARD & POOR’S INDICES

Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Value to, the Mutual of America

Investment Corporation Equity Index, All America, Small Cap Equity Index or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index, S&P SmallCap 600® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P SmallCap 600® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index, the S&P SmallCap 600® Index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P SmallCap 600® Index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P SmallCap 600® Index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 3 as of December 31, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2017 and 2016, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2017, have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2017, 2016 and 2015 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not intended to be and, therefore, are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

When you allocate Account Value to the Subaccounts, the value of the Account Value in those Subaccounts is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2017 are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2017, 2016 and 2015:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Subaccounts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the subaccounts listed in the Appendix that comprise the Mutual of America Separate Account No. 3 (the Separate Account) as of December 31, 2017, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 4 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2017, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated in Note 4, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Mutual of America Life Insurance Company’s separate accounts since 2002.

New York, New York

April 27, 2018

APPENDIX

MUTUAL OF AMERICA INVESTMENT CORPORATION

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

Composite Fund

International Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

VIP Equity-Income Portfolio

VIP Asset Manager Portfolio

VIP Contrafund Portfolio

VIP Mid Cap Portfolio

VANGUARD VARIABLE INSURANCE FUNDS

VIF Diversified Value Portfolio

VIF International Portfolio

VIF REIT Index Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Capital Appreciation Fund

AMERICAN FUNDS INSURANCE SERIES

New World Fund

CALVERT VARIABLE SERIES, INC.

VP SRI Balanced Portfolio

DEUTSCHE VARIABLE SERIES I

Capital Growth VIP

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Main Street Fund/VA

PIMCO VARIABLE INSURANCE TRUST

VIT Real Return Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

Blue Chip Growth Portfolio

9

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mutual of America Investment Corporation
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Equity Index Fund—$649,592 All America Fund—$722,226 Small Cap Value Fund—$366,686)
(Notes 1 and 2)	$1,055,483	$853,529	$505,019
Due From (To) Mutual of America General Account	(639)	(655)	(329)

Net Assets	$1,054,844	$852,874	$504,690

Number of Units Outstanding	149,024	43,460	207,012

Unit Value (1)	$7.078	$19.624	$2.438

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

	Mutual of America Investment Corporation
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Small Cap Growth Fund—$540,816 Mid Cap Value Fund—$7,721 Mid-Cap Equity Index Fund—$252,165 Composite Fund—$220,417)
(Notes 1 and 2)	$690,351	$8,803	$337,325	$254,746
Due From (To) Mutual of America General Account	(563)	(1)	(42)	(235)

Net Assets	$689,788	$8,802	$337,283	$254,511

Number of Units Outstanding	276,404	3,941	70,517	24,272

Unit Value (1)	$2.496	$2.234	$4.783	$10.486

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mutual of America Investment Corporation
	International Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: International Fund—$334 Money Market Fund—$17,125 Mid-Term Bond Fund—$16,549 Bond Fund—$68,664)
(Notes 1 and 2)	$398		$17,171	$16,936	$71,531
Due From (To) Mutual of America General Account	—	(2)	86	(3)	20

Net Assets	$398		$17,257	$16,933	$71,551

Number of Units Outstanding	382		7,413	7,032	11,168

Unit Value (1)	$1.041		$2.328	$2.408	$6.407

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(2)	Less thank $0.50.

	Mutual of America Investment Corporation
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Conservative Allocation Fund—$4,385 Moderate Allocation Fund—$36,638 Aggressive Allocation Fund—$52,590)
(Notes 1 and 2)	$4,933	$43,348	$65,301
Due From (To) Mutual of America General Account	(5)	(41)	19

Net Assets	$4,928	$43,307	$65,320

Number of Units Outstanding	2,590	17,528	22,074

Unit Value (1)	$1.902	$2.471	$2.959

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio

Investments in Fidelity VIP Portfolios
at fair value
(Cost:
Fidelity VIP Equity-Income Portfolio—$362,029
Fidelity VIP Asset Manager Portfolio—$99,157
Fidelity VIP Contrafund Portfolio—$753,774
Fidelity VIP Mid Cap Portfolio—$62,830)

(Notes 1 and 2)	$403,347	$99,785	$1,025,907	$77,590
Due From (To) Mutual of America General Account	(307)	(32)	1,111	(47)

Net Assets	$403,040	$99,753	$1,027,018	$77,543

Number of Units Outstanding	5,069	1,991	11,045	882

Unit Value (1)	$79.513	$50.104	$92.989	$87.946

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

	Vanguard
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF REIT Index Portfolio
Investments in Vanguard VIF Portfolios at fair value (Cost: Vanguard VIF Diversified Value Portfolio—$23,773 Vanguard VIF International Portfolio—$256,606 Vanguard VIF REIT Index Portfolio—$7,277)
(Notes 1 and 2)	$26,221	$365,078	$7,089
Due From (To) Mutual of America General Account	(29)	78	(4)

Net Assets	$26,192	$365,156	$7,085

Number of Units Outstanding	888	10,227	417

Unit Value (1)	$29.493	$35.704	$16.993

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Century	American Funds	Calvert	Deutsche
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP

Investments in American Century VP Capital Appreciation Fund,
American Funds New World Fund, Calvert VP SRI
Balanced Portfolio and Deutsche Capital Growth VIP
at fair value
(Cost:
American Century VP Capital Appreciation Fund—$292,107
American Funds New World Fund—$432
Calvert VP SRI Balanced Portfolio—$84,588
Deutsche Capital Growth VIP—$679,722)

(Notes 1 and 2)	$318,679	$530	$97,058	$934,060
Due From (To) Mutual of America General Account	(263)	5	(85)	(801)

Net Assets	$318,416	$535	$96,973	$933,259

Number of Units Outstanding	6,614	18	16,844	10,383

Unit Value (1)	$48.139	$29.567	$5.757	$89.879

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

	Oppenheimer	PIMCO	T. Rowe Price
	Main Street Fund/VA	VIT Real Return Portfolio	Blue Chip Growth Portfolio

Investments in Oppenheimer Main Street Fund/VA, PIMCO VIT Real Return Portfolio and T. Rowe Price Blue
Chip Growth Portfolio
at fair value
(Cost:
Oppenheimer Main Street Fund/VA—$23,204
PIMCO VIT Real Return Portfolio—$2,269
T. Rowe Price Blue Chip Growth Portfolio—$18,529)

(Notes 1 and 2)	$29,678	$2,276	$26,304
Due From (To) Mutual of America General Account	(30)	5	(22)

Net Assets	$29,648	$2,281	$26,282

Number of Units Outstanding	616	169	873

Unit Value (1)	$48.169	$13.493	$30.115

(1)	Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Mutual of America Investment Corporation
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$15,659	$9,885	$2,794	$153	$84	$3,605	$4,953
Expenses (Note 3)	11,800	9,542	5,965	7,634	92	3,831	2,974

Net Investment Income (Loss)	3,859	343	(3,171)	(7,481)	(8)	(226)	1,979

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	28,897	8,132	11,443	7,090	75	8,532	5,726
Realized gain from distributions	18,452	96,150	23,006	22,467	339	18,747	28,562

Net realized gain (loss) on investments	47,349	104,282	34,449	29,557	414	27,279	34,288

Net change in unrealized appreciation (depreciation) on investments	129,605	27,191	1,964	106,308	579	16,382	(8,174)

Net Realized and Unrealized Gain (Loss) on Investments	176,954	131,473	36,413	135,865	993	43,661	26,114

Net Increase (Decrease) in Net Assets Resulting From Operations	$180,813	$131,816	$33,242	$128,384	$985	$43,435	$28,093

	Mutual of America Investment Corporation
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$8	$21	$366	$1,952	$96	$759	$955
Expenses (Note 3)	4	213	207	882	54	490	750

Net Investment Income (Loss)	4	(192)	159	1,070	42	269	205

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	(2)	79	717	41	858	2,123
Realized gain from distributions	1	—	23	134	84	1,205	3,335

Net realized gain (loss) on investments	1	(2)	102	851	125	2,063	5,458

Net change in unrealized appreciation (depreciation) on investments	67	103	(70)	(175)	159	2,405	3,093

Net Realized and Unrealized Gain Gain (Loss) on Investments	68	101	32	676	284	4,468	8,551

Net Increase (Decrease) in Net Assets Resulting From Operations	$72	$(91)	$191	$1,746	$326	$4,737	$8,756

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Fidelity				Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio	VIF Diversified Value Portfolio	VIF International Portfolio	VIF REIT Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$6,629	$1,868	$9,668	$505	$635	$3,494	$230
Expenses (Note 3)	4,303	1,152	10,676	796	285	3,889	116

Net Investment Income (Loss)	2,326	716	(1,008)	(291)	350	(395)	114

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	2,567	(365)	16,478	865	17	4,069	(259)
Realized gain from distributions	8,063	12,114	50,692	3,241	2,117	2,137	410

Net realized gain (loss) on investments	10,630	11,749	67,170	4,106	2,134	6,206	151

Net change in unrealized appreciation (depreciation) on investments	30,155	293	113,006	9,121	227	100,751	33

Net Realized and Unrealized Gain (Loss) on Investments	40,785	12,042	180,176	13,227	2,361	106,957	184

Net Increase (Decrease) in Net Assets Resulting From Operations	$43,111	$12,758	$179,168	$12,936	$2,711	$106,562	$298

	American Century	American Funds	Calvert	Deutsche	Oppenheimer	PIMCO	T. Rowe Price
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP	Main Street Fund/VA	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$6	$1,887	$6,152	$350	$48	$—
Expenses (Note 3)	3,019	5	1,114	10,336	334	24	222

Net Investment Income (Loss)	(3,019)	1	773	(4,184)	16	24	(222)

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	3,462	3	546	12,734	350	(80)	156
Realized gain from distributions	37,328	—	960	65,081	469	—	302

Net realized gain (loss) on investments	40,790	3	1,506	77,815	819	(80)	458

Net change in unrealized appreciation (depreciation) on investments	19,280	103	7,139	114,443	3,129	140	5,838

Net Realized and Unrealized Gain (Loss) on Investments	60,070	106	8,645	192,258	3,948	60	6,296

Net Increase (Decrease) in Net Assets Resulting From Operations	$57,051	$107	$9,418	$188,074	$3,964	$84	$6,074

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Investment Corporation
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,859	$4,828	$343	$1,308	$(3,171)	$(1,523)
Net realized gain (loss) on investments	47,349	41,896	104,282	46,998	34,449	15,405
Net change in unrealized appreciation (depreciation) on investments	129,605	42,558	27,191	20,203	1,964	64,759

Net Increase (Decrease) in net assets resulting from operations	180,813	89,282	131,816	68,509	33,242	78,641

From Unit Transactions:
Contributions	42,584	45,578	30,362	31,846	15,600	16,693
Withdrawals	(25,331)	(22,262)	(11,838)	(8,012)	(6,687)	(23,401)
Net transfers	(65,945)	(52,016)	(35,445)	(37,588)	(28,930)	(28,739)
Contract fees (Note 3)	(3,770)	(3,234)	(2,684)	(2,365)	(1,402)	(1,237)

Net Increase (Decrease) from unit transactions	(52,462)	(31,934)	(19,605)	(16,119)	(21,419)	(36,684)

Net Increase (Decrease) in Net Assets	128,351	57,348	112,211	52,390	11,823	41,957
Net Assets:
Beginning of Year	926,493	869,145	740,663	688,273	492,867	450,910

End of Year	$1,054,844	$926,493	$852,874	$740,663	$504,690	$492,867

	Mutual of America Investment Corporation
	Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,481)	$(6,715)	$(8)	$(4)	$(226)	$293
Net realized gain (loss) on investments	29,557	60,607	414	426	27,279	42,799
Net change in unrealized appreciation (depreciation) on investments	106,308	(15,613)	579	195	16,382	11,015

Net Increase (Decrease) in net assets resulting from operations	128,384	38,279	985	617	43,435	54,107

From Unit Transactions:
Contributions	24,001	24,364	613	906	16,985	17,914
Withdrawals	(11,029)	(36,153)	—	—	(2,816)	(77,122)
Net transfers	(34,719)	(26,952)	2,268	(1,257)	(7,035)	(21,648)
Contract fees (Note 3)	(147)	(107)	—	—	(583)	(533)

Net Increase (Decrease) from unit transactions	(21,894)	(38,848)	2,881	(351)	6,551	(81,389)

Net Increase (Decrease) in Net Assets	106,490	(569)	3,866	266	49,986	(27,282)
Net Assets:
Beginning of Year	583,298	583,867	4,936	4,670	287,297	314,579

End of Year	$689,788	$583,298	$8,802	$4,936	$337,283	$287,297

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Investment Corporation
	Composite Fund		International Fund		Money Market Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,979	$2,020	$4	$(36)	$(192)	$(216)
Net realized gain (loss) on investments	34,288	18,642	1	(55)	(2)	(30)
Net change in unrealized appreciation (depreciation) on investments	(8,174)	(5,161)	67	53	103	54

Net Increase (Decrease) in net assets resulting from operations	28,093	15,501	72	(38)	(91)	(192)

From Unit Transactions:
Contributions	16,470	17,390	33	153	4,436	4,867
Withdrawals	(13,963)	(6,791)	—	—	—	(301)
Net transfers	(18,172)	(20,236)	2	(6,081)	(4,430)	(6,389)
Contract fees (Note 3)	(1,447)	(1,349)	—	—	(244)	(218)

Net Increase (Decrease) from unit transactions	(17,112)	(10,986)	35	(5,928)	(238)	(2,041)

Net Increase (Decrease) in Net Assets	10,981	4,515	107	(5,966)	(329)	(2,233)
Net Assets:
Beginning of Year	243,530	239,015	291	6,257	17,586	19,819

End of Year	$254,511	$243,530	$398	$291	$17,257	$17,586

	Mutual of America Investment Corporation
	Mid-Term Bond Fund		Bond Fund		Conservative Allocation Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$159	$247	$1,070	$1,240	$42	$45
Net realized gain (loss) on investments	102	130	851	412	125	132
Net change in unrealized appreciation (depreciation) on investments	(70)	22	(175)	590	159	33

Net Increase (Decrease) in net assets resulting from operations	191	399	1,746	2,242	326	210

From Unit Transactions:
Contributions	2,573	3,133	8,592	8,615	857	225
Withdrawals	(9)	—	(1,567)	—	—	—
Net transfers	(3,030)	(3,170)	(14,112)	(339)	(305)	(128)
Contract fees (Note 3)	(249)	(234)	(897)	(777)	(28)	(24)

Net Increase (Decrease) from unit transactions	(715)	(271)	(7,984)	7,499	524	73

Net Increase (Decrease) in Net Assets	(524)	128	(6,238)	9,741	850	283
Net Assets:
Beginning of Year	17,457	17,329	77,789	68,048	4,078	3,795

End of Year	$16,933	$17,457	$71,551	$77,789	$4,928	$4,078

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Investment Corporation				Fidelity
	Moderate Allocation Fund		Aggressive Allocation Fund		VIP Equity-Income Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$269	$345	$205	$444	$2,326	$4,491
Net realized gain (loss) on investments	2,063	2,052	5,458	4,022	10,630	18,510
Net change in unrealized appreciation (depreciation) on investments	2,405	291	3,093	460	30,155	32,400

Net Increase (Decrease) in net assets resulting from operations	4,737	2,688	8,756	4,926	43,111	55,401

From Unit Transactions:
Contributions	6,493	4,230	7,009	6,148	25,922	26,986
Withdrawals	(41)	—	(1,477)	—	(19,049)	(28,480)
Net transfers	(5,390)	(3,263)	(7,487)	(3,018)	(34,562)	(24,723)
Contract fees (Note 3)	(142)	(122)	(46)	(41)	(2,596)	(2,448)

Net Increase (Decrease) from unit transactions	920	845	(2,001)	3,089	(30,285)	(28,665)

Net Increase (Decrease) in Net Assets	5,657	3,533	6,755	8,015	12,826	26,736
Net Assets:
Beginning of Year	37,650	34,117	58,565	50,550	390,214	363,478

End of Year	$43,307	$37,650	$65,320	$58,565	$403,040	$390,214

	Fidelity
	VIP Asset Manager Portfolio		VIP Contrafund Portfolio		VIP Mid Cap Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$716	$272	$(1,008)	$(2,379)	$(291)	$(365)
Net realized gain (loss) on investments	11,749	5,336	67,170	78,940	4,106	3,678
Net change in unrealized appreciation (depreciation) on investments	293	(3,314)	113,006	(23,062)	9,121	3,214

Net Increase (Decrease) in net assets resulting from operations	12,758	2,294	179,168	53,499	12,936	6,527

From Unit Transactions:
Contributions	10,035	30,566	30,317	31,297	2,879	3,231
Withdrawals	(19,710)	(17,649)	(1,573)	(53,289)	—	(2,101)
Net transfers	(9,584)	(36,600)	(65,287)	(40,878)	(5,827)	(3,630)
Contract fees (Note 3)	(971)	(897)	(1,839)	(1,639)	(67)	(61)

Net Increase (Decrease) from unit transactions	(20,230)	(24,580)	(38,382)	(64,509)	(3,015)	(2,561)

Net Increase (Decrease) in Net Assets	(7,472)	(22,286)	140,786	(11,010)	9,921	3,966
Net Assets:
Beginning of Year	107,225	129,511	886,232	897,242	67,622	63,656

End of Year	$99,753	$107,225	$1,027,018	$886,232	$77,543	$67,622

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Vanguard
	VIF Diversified Value Portfolio		VIF International Portfolio		VIF REIT Index Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$350	$317	$(395)	$611	$114	$76
Net realized gain (loss) on investments	2,134	1,767	6,206	4,726	151	632
Net change in unrealized appreciation (depreciation) on investments	227	(93)	100,751	(3,042)	33	(285)

Net Increase (Decrease) in net assets resulting from operations	2,711	1,991	106,562	2,295	298	423

From Unit Transactions:
Contributions	1,930	1,978	10,609	10,668	2,122	1,435
Withdrawals	—	—	(8,380)	(4,442)	—	—
Net transfers	(298)	(9,877)	(542)	(7,095)	(10,065)	10,141
Contract fees (Note 3)	(52)	(48)	(156)	(135)	(22)	(16)

Net Increase (Decrease) from unit transactions	1,580	(7,947)	1,531	(1,004)	(7,965)	11,560

Net Increase (Decrease) in Net Assets	4,291	(5,956)	108,093	1,291	(7,667)	11,983
Net Assets:
Beginning of Year	21,901	27,857	257,063	255,772	14,752	2,769

End of Year	$26,192	$21,901	$365,156	$257,063	$7,085	$14,752

	American Century		American Funds		Calvert
	VP Capital Appreciation Fund		New World Fund		VP SRI Balanced Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,019)	$(2,745)	$1	$1	$773	$589
Net realized gain (loss) on investments	40,790	28,999	3	—	1,506	2,846
Net change in unrealized appreciation (depreciation) on investments	19,280	(19,851)	103	(5)	7,139	2,127

Net Increase (Decrease) in net assets resulting from operations	57,051	6,403	107	(4)	9,418	5,562

From Unit Transactions:
Contributions	8,913	14,233	75	34	6,102	6,267
Withdrawals	(5,403)	(12,517)	—	—	—	—
Net transfers	(29,897)	(24,756)	1	322	(6,113)	(6,502)
Contract fees (Note 3)	(617)	(563)	—	—	(771)	(671)

Net Increase (Decrease) from unit transactions	(27,004)	(23,603)	76	356	(782)	(906)

Net Increase (Decrease) in Net Assets	30,047	(17,200)	183	352	8,636	4,656
Net Assets:
Beginning of Year	288,369	305,569	352	—	88,337	83,681

End of Year	$318,416	$288,369	$535	$352	$96,973	$88,337

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Deutsche		Oppenheimer
	Capital Growth VIP		Main Street Fund/VA
	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,184)	$(2,985)	$16	$(17)
Net realized gain (loss) on investments	77,815	71,317	819	3,055
Net change in unrealized appreciation (depreciation) on investments	114,443	(45,201)	3,129	(627)

Net Increase (Decrease) in net assets resulting from operations	188,074	23,131	3,964	2,411

From Unit Transactions:
Contributions	24,051	25,883	1,361	1,469
Withdrawals	(23,862)	(9,226)	—	—
Net transfers	(30,058)	(34,821)	(1,256)	(1,396)
Contract fees (Note 3)	(1,036)	(921)	(10)	(3)

Net Increase (Decrease) from unit transactions	(30,905)	(19,085)	95	70

Net Increase (Decrease) in Net Assets	157,169	4,046	4,059	2,481
Net Assets:
Beginning of Year	776,090	772,044	25,589	23,108

End of Year	$933,259	$776,090	$29,648	$25,589

	PIMCO		T. Rowe Price
	VIT Real Return Portfolio		Blue Chip Growth Portfolio
	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$24	$40	$(222)	$(188)
Net realized gain (loss) on investments	(80)	11	458	1,549
Net change in unrealized appreciation (depreciation) on investments	140	(68)	5,838	(910)

Net Increase (Decrease) in net assets resulting from operations	84	(17)	6,074	451

From Unit Transactions:
Contributions	693	783	495	444
Withdrawals	—	—	—	—
Net transfers	(3,750)	3,618	6,518	(5,360)
Contract fees (Note 3)	—	—	(26)	(24)

Net Increase (Decrease) from unit transactions	(3,057)	4,401	6,987	(4,940)

Net Increase (Decrease) in Net Assets	(2,973)	4,384	13,061	(4,489)
Net Assets:
Beginning of Year	5,254	870	13,221	17,710

End of Year	$2,281	$5,254	$26,282	$13,221

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1. Significant Accounting Policies and Organization

Mutual of America Separate Account No. 3 (“Separate Account No. 3”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. It is registered as such under the Investment Company Act of 1940. As of December 31, 2017, Separate Account No. 3 consists of 28 distinct Subaccounts. Each invests in shares of one of 14 funds of Mutual of America Investment Corporation: the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; the VIP Equity-Income, VIP Contrafund, VIP Asset Manager and VIP Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the VIF Diversified Value, VIF International and VIF REIT Index Portfolios of Vanguard Variable Insurance Funds (“Vanguard”); the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (“American Century”); the New World Fund of the American Funds Insurance Series (“American Funds”); the VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Capital Growth VIP fund of Deutsche Variable Series I (“Deutsche”); the Main Street Fund/VA of Oppenheimer Variable Account Funds (“Oppenheimer”); the VIT Real Return Portfolio of the PIMCO Variable Insurance Trust (“PIMCO”); and the Blue Chip Growth Portfolio of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).

On August 5, 2013, the Vanguard VIF REIT Index Portfolio, the American Funds New World Fund, the PIMCO VIT Real Return Portfolio and the T. Rowe Price Blue Chip Growth Portfolio became available to Separate Account No. 3 as investment alternatives.

Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:

Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including Separate Account No. 3’s own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1. Significant Accounting Policies and Organization (Continued)

As of December 31, 2017, management determined that the fair value inputs for all of Separate Account No.3 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value Separate Account No. 3’s investments as of December 31, 2017:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Investment Corporation Funds:
Equity Index Fund	$1,055,483	—	—	$1,055,483
All America Fund	$853,529	—	—	$853,529
Small Cap Value Fund	$505,019	—	—	$505,019
Small Cap Growth Fund	$690,351	—	—	$690,351
Mid Cap Value Fund	$8,803	—	—	$8,803
Mid-Cap Equity Index Fund	$337,325	—	—	$337,325
Composite Fund	$254,746	—	—	$254,746
International Fund	$398	—	—	$398
Money Market Fund	$17,171	—	—	$17,171
Mid-Term Bond Fund	$16,936	—	—	$16,936
Bond Fund	$71,531	—	—	$71,531
Conservative Allocation Fund	$4,933	—	—	$4,933
Moderate Allocation Fund	$43,348	—	—	$43,348
Aggressive Allocation Fund	$65,301	—	—	$65,301
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$403,347	—	—	$403,347
VIP Asset Manager — “Initial” Class	$99,785	—	—	$99,785
VIP Contrafund — “Initial” Class	$1,025,907	—	—	$1,025,907
VIP Mid Cap — “Initial” Class	$77,590	—	—	$77,590
Vanguard Portfolios:
VIF Diversified Value	$26,221	—	—	$26,221
VIF International	$365,078	—	—	$365,078
VIF REIT Index	$7,089	—	—	$7,089
American Century VP Capital Appreciation Fund — Class “Y”	$318,679	—	—	$318,679
American Funds New World Fund — Class “1”	$530	—	—	$530
Calvert VP SRI Balanced Portfolio — Class “I”	$97,058	—	—	$97,058
Deutsche Capital Growth VIP — Class “A”	$934,060	—	—	$934,060

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Oppenheimer Main Street Fund/VA — Non-Service Shares	$29,678	—	—	$29,678
PIMCO VIT Real Return Portfolio — “Institutional” Class	$2,276	—	—	$2,276
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	$26,304	—	—	$26,304

During 2017, there were no transfers of investments between Level 1, Level 2 or Level 3.

Investment Valuation — Investments are made in shares of Mutual of America Investment Corporation, Fidelity, Vanguard, American Century, American Funds, Calvert, Deutsche, Oppenheimer, PIMCO and T. Rowe Price (“Underlying Funds”), and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of contract owners upon termination or withdrawal.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

2. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2017 were as follows:

	Number of Shares	Net Asset Value Per Share
Mutual of America Investment Corporation Funds:
Equity Index Fund	257,202	$4.10
All America Fund	358,137	2.38
Small Cap Value Fund	291,029	1.74
Small Cap Growth Fund	447,027	1.54
Mid Cap Value Fund	5,142	1.71
Mid-Cap Equity Index Fund	144,008	2.34
Composite Fund	133,495	1.91
International Fund	440	0.90
Money Market Fund	14,261	1.20
Mid-Term Bond Fund	16,269	1.04
Bond Fund	49,578	1.44
Conservative Allocation Fund	3,886	1.27
Moderate Allocation Fund	27,869	1.56
Aggressive Allocation Fund	36,856	1.77
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	16,884	23.89
VIP Asset Manager — “Initial” Class	6,552	15.23
VIP Contrafund — “Initial” Class	27,040	37.94
VIP Mid Cap — “Initial” Class	1,993	38.94
Vanguard Portfolios:
VIF Diversified Value	1,539	17.04
VIF International	13,353	27.34
VIF REIT Index	539	13.14
American Century VP Capital Appreciation Fund — Class “Y”	21,175	15.05
American Funds New World Fund —Class “1”	21	25.30
Calvert VP SRI Balanced Portfolio — Class “I”	43,524	2.23
Deutsche Capital Growth VIP — Class “A”	30,268	30.86
Oppenheimer Main Street Fund/VA — Non-Service Shares	920	32.25
PIMCO VIT Real Return Portfolio — “Institutional” Class	184	12.42
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	843	31.22

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

2. Investments (Continued)

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$19,736	$17,066	$14,545	$14,674	$3,583

Proceeds from sales of investments	$84,027	$46,158	$42,109	$44,197	$773

	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
Cost of investment purchases	$37,659	$8,552	$33	$4,422	$1,282

Proceeds from sales of investments	$34,957	$28,658	$3	$4,873	$2,218

	Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Fidelity VIP Equity-Income Portfolio
Cost of investment purchases	$5,260	$814	$6,087	$7,849	$12,598

Proceeds from sales of investments	$14,140	$343	$5,657	$10,597	$47,149

	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Mid Cap Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF International Portfolio
Cost of investment purchases	$5,261	$21,008	$3,225	$1,584	$17,088

Proceeds from sales of investments	$26,656	$71,688	$7,020	$256	$19,726

	Vanguard VIF REIT Index Portfolio	American Century VP Capital Appreciation Fund	American Funds New World Fund	Calvert VP SRI Balanced Portfolio	Deutsche Capital Growth VIP
Cost of investment purchases	$2,005	$11,767	$102	$3,330	$17,640

Proceeds from sales of investments	$10,098	$41,699	$33	$5,229	$58,805

	Oppenheimer Main Street Fund/VA	PIMCO VIT Real Return Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Cost of investment purchases	$1,646	$738	$7,380

Proceeds from sales of investments	$1,884	$3,829	$607

3. Expenses

Administrative Fees and Expenses and Cost of Insurance — In connection with its administrative functions, the Company deducted daily charges at an annual rate of .55% subject to reduction as noted below for all plans with assets in the American Century VP Capital Appreciation Fund, PIMCO VIT Real Return Portfolio, Fidelity VIP Portfolios and T. Rowe Price Blue Chip Growth Portfolio.

Mortality and Expense Risk Fees — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; as such it deducted daily a mortality risk charge at an annual rate of .50% from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

3. Expenses (Continued)

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are reflected as net transfers in the accompanying financial statements.

On October 9, 2017, all assets of the American Century Subaccount were invested in a new share class of the American Century VP Capital Appreciation Fund, Class Y, with total fund operating expenses at the end of 2017 of 0.62% (annualized, net of expense waivers), rather than the previous share class, Class I, with total fund operating expenses at the end of 2017 of 0.99% (net of expense waivers). As of that date, the investment adviser for the American Century VP Capital Appreciation Fund ceased to reimburse us for administrative expenses, and therefore no further reductions to the American Century Subaccount occurred as a result of discontinuing the reimbursement arrangement. The effective administrative rate charged in 2017 was at an annual rate of 1.01%

During December 2017, the Mutual of America separate account assets in the T. Rowe Price Blue Chip Growth Portfolio exceeded $250,000,000. As a result, effective December 1, 2017, the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio increased the reimbursement to the Company to an annual rate of .25% from .15%.

The expense rates contained in Note 4 of the Financial Highlights reflect the weighted average of the expense charge in effect during the year.

Annual Separate Account expenses are summarized, as follows:

	Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk	.15%
Mortality Risk	.50%
Administrative Charge	.55	%(a)

Total Separate Account Annual Expenses	1.20%

(a)	Adviser Reimbursements. All policyowners with assets invested in the American Century VP Capital Appreciation Fund, up until October 9, 2017, Fidelity portfolios, PIMCO Variable Insurance Trust Real Return Institutional Portfolio and T. Rowe Price Blue Chip Growth Portfolio qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimbursed the Company at an annual rate of .25% for administrative expenses until October 9, 2017; the investment adviser and distributor for the PIMCO Variable Trust Real Return Institutional Portfolio reimbursed the Company at an annual rate of .10% for certain services the Company provided; the transfer agent and distributor for the four Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided; and the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimbursed the Company at an annual rate of .15% for administrative expenses the Company provided, or at an annual rate of .25% if the aggregate dollar value of the shares that fund held in Mutual of America separate accounts exceeded $250,000,000 at all times during a month.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights

	Mutual of America Investment Corporation
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$5.889	$5.331	$5.330	$4.753	$3.643

Unit value, end of year	$7.078	$5.889	$5.331	$5.330	$4.753

Units outstanding, beginning of year	157,323	163,027	171,532	191,479	194,545
Units Issued	6,844	10,810	9,537	13,241	13,608
Units Redeemed	(15,143)	(16,514)	(18,042)	(33,188)	(16,674)

Units Outstanding, end of year	149,024	157,323	163,027	171,532	191,479

Net Assets, end of year	$1,054,844	$926,493	$869,145	$914,182	$910,010

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.60%	1.75%	1.59%	1.53%	1.63%

Total Return (C)	20.19%	10.46%	0.03%	12.14%	30.46%

	Mutual of America Investment Corporation
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$16.633	$15.100	$15.288	$13.919	$10.663

Unit value, end of year	$19.624	$16.633	$15.100	$15.288	$13.919

Units outstanding, beginning of year	44,530	45,582	46,244	47,724	52,199
Units Issued	1,761	2,134	2,067	2,512	2,984
Units Redeemed	(2,831)	(3,186)	(2,729)	(3,992)	(7,459)

Units Outstanding, end of year	43,460	44,530	45,582	46,244	47,724

Net Assets, end of year	$852,874	$740,663	$688,273	$706,980	$664,279

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.25%	1.38%	1.37%	1.27%	1.47%

Total Return (C)	17.98%	10.16%	-1.23%	9.83%	30.53%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.279	$1.921	$2.013	$1.937	$1.516

Unit value, end of year	$2.438	$2.279	$1.921	$2.013	$1.937

Units outstanding, beginning of year	216,302	234,701	247,014	259,252	269,495
Units Issued	10,913	10,822	10,072	11,392	13,026
Units Redeemed	(20,203)	(29,221)	(22,385)	(23,630)	(23,069)

Units Outstanding, end of year	207,012	216,302	234,701	247,014	259,252

Net Assets, end of year	$504,690	$492,867	$450,910	$497,214	$502,170

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	0.56%	0.85%	0.83%	1.26%	1.59%

Total Return (C)	6.99%	18.60%	-4.56%	3.92%	27.79%

	Mutual of America Investment Corporation
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.040	$1.910	$1.980	$1.896	$1.359

Unit value, end of year	$2.496	$2.040	$1.910	$1.980	$1.896

Units outstanding, beginning of year	285,952	305,725	312,810	326,303	325,719
Units Issued	11,717	15,072	19,271	19,923	17,741
Units Redeemed	(21,265)	(34,845)	(26,356)	(33,416)	(17,157)

Units Outstanding, end of year	276,404	285,952	305,725	312,810	326,303

Net Assets, end of year	$689,788	$583,298	$583,867	$619,388	$618,608

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	0.02%	—	—	0.05%	—

Total Return (C)	22.34%	6.81%	-3.55%	4.45%	39.49%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$1.967	$1.714	$1.794	$1.596	$1.264

Unit value, end of year	$2.234	$1.967	$1.714	$1.794	$1.596

Units outstanding, beginning of year	2,509	2,725	2,741	1,852	1,565
Units Issued	1,746	794	390	1,179	561
Units Redeemed	(314)	(1,010)	(406)	(290)	(274)

Units Outstanding, end of year	3,941	2,509	2,725	2,741	1,852

Net Assets, end of year	$8,802	$4,936	$4,670	$4,919	$2,955

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.10%	1.07%	1.09%	0.67%	0.98%

Total Return (C)	13.54%	14.79%	-4.50%	12.46%	26.23%

	Mutual of America Investment Corporation
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$4.171	$3.503	$3.632	$3.353	$2.547

Unit value, end of year	$4.783	$4.171	$3.503	$3.632	$3.353

Units outstanding, beginning of year	68,872	89,795	94,924	94,965	81,958
Units Issued	9,333	8,034	6,216	7,506	21,915
Units Redeemed	(7,688)	(28,957)	(11,345)	(7,547)	(8,908)

Units Outstanding, end of year	70,517	68,872	89,795	94,924	94,965

Net Assets, end of year	$337,283	$287,297	$314,579	$344,723	$318,367

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.14%	1.29%	1.12%	0.99%	1.01%

Total Return (C)	14.66%	19.07%	-3.53%	8.33%	31.63%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$9.362	$8.780	$8.816	$8.178	$7.113

Unit value, end of year	$10.486	$9.362	$8.780	$8.816	$8.178

Units outstanding, beginning of year	26,013	27,223	27,888	28,418	29,361
Units Issued	1,762	1,951	2,566	2,490	2,913
Units Redeemed	(3,503)	(3,161)	(3,231)	(3,020)	(3,856)

Units Outstanding, end of year	24,272	26,013	27,223	27,888	28,418

Net Assets, end of year	$254,511	$243,530	$239,015	$245,861	$232,409

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.00%	2.04%	2.11%	1.96%	2.09%

Total Return (C)	12.01%	6.63%	-0.41%	7.80%	14.97%

	Mutual of America Investment Corporation
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$0.846	$0.842	$0.858	$0.924	$0.776

Unit value, end of year	$1.041	$0.846	$0.842	$0.858	$0.924

Units outstanding, beginning of year	344	7,427	264	220	206
Units Issued	38	193	7,163	44	14
Units Redeemed	—	(7,276)	—	—	—

Units Outstanding, end of year	382	344	7,427	264	220

Net Assets, end of year	$398	$291	$6,257	$226	$204

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.22%	0.20%	0.16%	1.72%	1.72%

Total Return (C)	22.98%	0.48%	-1.81%	-7.15%	19.05%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.340	$2.365	$2.396	$2.429	$2.462

Unit value, end of year	$2.328	$2.340	$2.365	$2.396	$2.429

Units outstanding, beginning of year	7,516	8,381	8,348	8,187	7,917
Units Issued	1,902	2,069	2,055	1,901	2,017
Units Redeemed	(2,005)	(2,934)	(2,022)	(1,740)	(1,747)

Units Outstanding, end of year	7,413	7,516	8,381	8,348	8,187

Net Assets, end of year	$17,257	$17,586	$19,819	$20,003	$19,883

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	0.12%	—	—	—	—

Total Return (C)	-0.51%	-1.06%	-1.31%	-1.34%	-1.35%

	Mutual of America Investment Corporation
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.382	$2.329	$2.343	$2.298	$2.338

Unit value, end of year	$2.408	$2.382	$2.329	$2.343	$2.298

Units outstanding, beginning of year	7,329	7,440	7,985	8,155	10,511
Units Issued	1,091	1,331	1,200	2,941	1,595
Units Redeemed	(1,388)	(1,442)	(1,745)	(3,111)	(3,951)

Units Outstanding, end of year	7,032	7,329	7,440	7,985	8,155

Net Assets, end of year	$16,933	$17,457	$17,329	$18,710	$18,737

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.13%	2.60%	2.28%	2.54%	2.88%

Total Return (C)	1.09%	2.27%	-0.60%	1.99%	-1.74%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$6.258	$6.050	$6.103	$5.810	$5.935

Unit value, end of year	$6.407	$6.258	$6.050	$6.103	$5.810

Units outstanding, beginning of year	12,429	11,248	11,261	11,581	12,243
Units Issued	1,356	2,417	1,415	1,472	3,195
Units Redeemed	(2,617)	(1,236)	(1,428)	(1,792)	(3,857)

Units Outstanding, end of year	11,168	12,429	11,248	11,261	11,581

Net Assets, end of year	$71,551	$77,789	$68,048	$68,726	$67,290

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.68%	2.87%	3.12%	2.89%	3.43%

Total Return (C)	2.37%	3.45%	-0.87%	5.04%	-2.10%

	Mutual of America Investment Corporation
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$1.768	$1.677	$1.690	$1.604	$1.512

Unit value, end of year	$1.902	$1.768	$1.677	$1.690	$1.604

Units outstanding, beginning of year	2,307	2,263	2,220	2,180	2,123
Units Issued	478	131	127	125	175
Units Redeemed	(195)	(87)	(84)	(85)	(118)

Units Outstanding, end of year	2,590	2,307	2,263	2,220	2,180

Net Assets, end of year	$4,928	$4,078	$3,795	$3,751	$3,496

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.15%	2.35%	2.05%	2.12%	0.03%

Total Return (C)	7.61%	5.43%	-0.76%	5.34%	6.06%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Mutual of America Investment Corporation
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.199	$2.040	$2.062	$1.937	$1.695

Unit value, end of year	$2.471	$2.199	$2.040	$2.062	$1.937

Units outstanding, beginning of year	17,121	16,721	18,900	18,955	19,505
Units Issued	2,851	2,011	1,999	1,766	5,027
Units Redeemed	(2,444)	(1,611)	(4,178)	(1,821)	(5,577)

Units Outstanding, end of year	17,528	17,121	16,721	18,900	18,955

Net Assets, end of year	$43,307	$37,650	$34,117	$38,967	$36,722

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.87%	2.17%	1.97%	1.84%	0.02%

Total Return (C)	12.36%	7.78%	-1.04%	6.42%	14.29%

	Mutual of America Investment Corporation
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$2.568	$2.344	$2.382	$2.239	$1.824

Unit value, end of year	$2.959	$2.568	$2.344	$2.382	$2.239

Units outstanding, beginning of year	22,807	21,564	20,662	19,664	18,907
Units Issued	2,564	2,515	1,965	1,184	1,472
Units Redeemed	(3,297)	(1,272)	(1,063)	(186)	(715)

Units Outstanding, end of year	22,074	22,807	21,564	20,662	19,664

Net Assets, end of year	$65,320	$58,565	$50,550	$49,209	$44,026

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.54%	2.04%	1.85%	1.57%	0.03%

Total Return (C)	15.24%	9.54%	-1.57%	6.37%	22.72%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Fidelity
	VIP Equity-Income Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$71.207	$61.004	$64.219	$59.726	$47.118

Unit value, end of year	$79.513	$71.207	$61.004	$64.219	$59.726

Units outstanding, beginning of year	5,480	5,958	6,155	6,204	6,460
Units Issued	358	517	454	546	620
Units Redeemed	(769)	(995)	(651)	(595)	(876)

Units Outstanding, end of year	5,069	5,480	5,958	6,155	6,204

Net Assets, end of year	$403,040	$390,214	$363,478	$395,278	$370,521

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%

Investment Income Ratio (B)	1.70%	2.34%	3.21%	2.90%	2.58%

Total Return (C)	11.66%	16.73%	-5.01%	7.52%	26.76%

	Fidelity
	VIP Asset Manager Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$44.395	$43.541	$43.964	$42.002	$36.698

Unit value, end of year	$50.104	$44.395	$43.541	$43.964	$42.002

Units outstanding, beginning of year	2,415	2,974	3,402	3,706	4,363
Units Issued	213	708	553	617	360
Units Redeemed	(637)	(1,267)	(981)	(921)	(1,017)

Units Outstanding, end of year	1,991	2,415	2,974	3,402	3,706

Net Assets, end of year	$99,753	$107,225	$129,511	$149,558	$155,647

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%

Investment Income Ratio (B)	1.80%	1.32%	1.49%	1.42%	1.51%

Total Return (C)	12.86%	1.96%	-0.96%	4.67%	14.45%

(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by Fidelity, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Fidelity
	VIP Contrafund Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$77.138	$72.231	$72.513	$65.493	$50.432

Unit value, end of year	$92.989	$77.138	$72.231	$72.513	$65.493

Units outstanding, beginning of year	11,489	12,427	13,331	13,688	14,503
Units Issued	444	467	485	703	859
Units Redeemed	(888)	(1,405)	(1,389)	(1,060)	(1,674)

Units Outstanding, end of year	11,045	11,489	12,427	13,331	13,688

Net Assets, end of year	$1,027,018	$886,232	$897,242	$966,697	$896,460

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%

Investment Income Ratio (B)	1.00%	0.82%	1.03%	0.97%	1.12%

Total Return (C)	20.55%	6.79%	-0.39%	10.72%	29.86%

	Fidelity
	VIP Mid Cap Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$73.600	$66.301	$67.973	$64.662	$47.986

Unit value, end of year	$87.946	$73.600	$66.301	$67.973	$64.662

Units outstanding, beginning of year	919	960	957	937	978
Units Issued	41	83	41	43	56
Units Redeemed	(78)	(124)	(38)	(23)	(97)

Units Outstanding, end of year	882	919	960	957	937

Net Assets, end of year	$77,543	$67,622	$63,656	$65,071	$60,562

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%

Investment Income Ratio (B)	0.70%	0.51%	0.50%	0.27%	0.53%

Total Return (C)	19.49%	11.01%	-2.46%	5.12%	34.75%

(A)(B)(C) Refer to explanatory notes.

(D)	Absent reimbursement by Fidelity, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$26.378	$23.651	$24.519	$22.596	$17.672

Unit value, end of year	$29.493	$26.378	$23.651	$24.519	$22.596

Units outstanding, beginning of year	830	1,179	1,092	1,028	911
Units Issued	70	145	101	153	343
Units Redeemed	(12)	(494)	(14)	(89)	(226)

Units Outstanding, end of year	888	830	1,179	1,092	1,028

Net Assets, end of year	$26,192	$21,901	$27,857	$26,763	$23,219

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.68%	2.62%	2.49%	2.18%	1.89%

Total Return (C)	11.81%	11.53%	-3.54%	8.51%	27.86%

	Vanguard
	VIF International Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$25.326	$25.152	$25.659	$27.645	$22.676

Unit value, end of year	$35.704	$25.326	$25.152	$25.659	$27.645

Units outstanding, beginning of year	10,150	10,166	10,302	11,569	3,305
Units Issued	687	716	398	413	9,387
Units Redeemed	(610)	(732)	(534)	(1,680)	(1,123)

Units Outstanding, end of year	10,227	10,150	10,166	10,302	11,569

Net Assets, end of year	$365,156	$257,063	$255,772	$264,343	$319,841

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.09%	1.44%	1.85%	1.51%	1.73%

Total Return (C)	40.98%	0.69%	-1.98%	-7.18%	21.92%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Vanguard
	VIF REIT Index Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013(1)
Unit value, beginning of year/period	$16.414	$15.330	$15.178	$11.807	$12.330

Unit value, end of year/period	$16.993	$16.414	$15.330	$15.178	$11.807

Units outstanding, beginning of year/period	899	181	463	—	—
Units Issued	127	856	367	465	—
Units Redeemed	(609)	(138)	(649)	(2)	—

Units Outstanding, end of year/period	417	899	181	463	—

Net Assets, end of year/period	$7,085	$14,752	$2,769	$7,025	$—

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	(D)

Investment Income Ratio (B)	2.44%	2.07%	3.07%	—	—

Total Return (C)	3.53%	7.07%	1.00%	28.55%	-4.24%	(E)

	American Century
	VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$39.875	$38.992	$38.617	$36.051	$27.797

Unit value, end of year	$48.139	$39.875	$38.992	$38.617	$36.051

Units outstanding, beginning of year	7,232	7,837	7,937	8,416	9,846
Units Issued	358	368	474	345	584
Units Redeemed	(976)	(973)	(574)	(824)	(2,014)

Units Outstanding, end of year	6,614	7,232	7,837	7,937	8,416

Net Assets, end of year	$318,416	$288,369	$305,569	$306,494	$303,413

Expense Ratio (A)(F)	1.01%	0.95%	0.95%	0.95%	0.95%

Investment Income Ratio (B)	—	—	—	—	—

Total Return (C)	20.73%	2.26%	0.97%	7.12%	29.69%

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

(A)(B)(C) Refer to explanatory notes.

(D)	Annualized.
(E)	Not annualized.
(F)	Absent reimbursement by American Century, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	American Funds
	New World Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013(1)
Unit value, beginning of year/period	$23.067	$22.109	$23.058	$25.268	$23.490

Unit value, end of year/period	$29.567	$23.067	$22.109	$23.058	$25.268

Units outstanding, beginning of year/period	15	—	—	—	—
Units Issued	3	15	—	—	—
Units Redeemed	—	—	—	—	—

Units Outstanding, end of year/period	18	15	—	—	—

Net Assets, end of year/period	$535	$352	$—	$—	$—

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	(D)

Investment Income Ratio (B)	1.35%	1.90%	—	—	—

Total Return (C)	28.18%	4.33%	-4.12%	-8.75%	7.57%	(E)

	Calvert
	VP SRI Balanced Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$5.203	$4.882	$5.052	$4.665	$4.001

Unit value, end of year	$5.757	$5.203	$4.882	$5.052	$4.665

Units outstanding, beginning of year	16,980	17,141	18,467	18,779	18,509
Units Issued	1,135	1,264	2,085	1,430	1,899
Units Redeemed	(1,271)	(1,425)	(3,411)	(1,742)	(1,629)

Units Outstanding, end of year	16,844	16,980	17,141	18,467	18,779

Net Assets, end of year	$96,973	$88,337	$83,681	$93,286	$87,609

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	2.04%	1.89%	0.11%	1.58%	1.09%

Total Return (C)	10.66%	6.57%	-3.36%	8.28%	16.60%

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

(A)(B)(C) Refer to explanatory notes.

(D)	Annualized.
(E)	Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	Deutsche
	Capital Growth VIP
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$72.023	$69.924	$65.153	$58.373	$43.874

Unit value, end of year	$89.879	$72.023	$69.924	$65.153	$58.373

Units outstanding, beginning of year	10,776	11,041	11,277	11,697	12,037
Units Issued	360	422	420	573	593
Units Redeemed	(753)	(687)	(656)	(993)	(933)

Units Outstanding, end of year	10,383	10,776	11,041	11,277	11,697

Net Assets, end of year	$933,259	$776,090	$772,044	$734,720	$682,815

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	0.72%	0.80%	0.70%	0.62%	1.24%

Total Return (C)	24.79%	3.00%	7.32%	11.61%	33.05%

	Oppenheimer
	Main Street Fund/VA
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013
Unit value, beginning of year	$41.669	$37.810	$37.034	$33.863	$26.006

Unit value, end of year	$48.169	$41.669	$37.810	$37.034	$33.863

Units outstanding, beginning of year	614	611	601	615	570
Units Issued	38	39	40	42	54
Units Redeemed	(36)	(36)	(30)	(56)	(9)

Units Outstanding, end of year	616	614	611	601	615

Net Assets, end of year	$29,648	$25,589	$23,108	$22,273	$20,811

Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%

Investment Income Ratio (B)	1.26%	1.12%	0.92%	0.84%	1.11%

Total Return (C)	15.52%	10.28%	2.10%	9.37%	30.21%

(A)(B)(C) Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

	PIMCO
	VIT Real Return Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013(1)
Unit value, beginning of year/period	$13.134	$12.640	$13.131	$12.879	$13.220

Unit value, end of year/period	$13.493	$13.134	$12.640	$13.131	$12.879

Units outstanding, beginning of year/period	400	69	17	—	—
Units Issued	52	331	52	17	—
Units Redeemed	(283)	—	—	—	—

Units Outstanding, end of year/period	169	400	69	17	—

Net Assets, end of year/period	$2,281	$5,254	$870	$225	$—

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%	(E)

Investment Income Ratio (B)	2.17%	2.41%	6.60%	—	—

Total Return (C)	2.73%	3.91%	-3.74%	1.96%	-2.58%	(F)

	T. Rowe Price
	Blue Chip Growth Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2017	2016	2015	2014	2013(1)
Unit value, beginning of year/period	$22.351	$22.412	$20.398	$18.892	$16.420

Unit value, end of year/period	$30.115	$22.351	$22.412	$20.398	$18.892

Units outstanding, beginning of year/period	591	790	723	—	—
Units Issued	296	365	79	726	—
Units Redeemed	(14)	(564)	(12)	(3)	—

Units Outstanding, end of year/period	873	591	790	723	—

Net Assets, end of year/period	$26,282	$13,221	$17,710	$14,741	$—

Expense Ratio (A)(G)	1.04%	1.05%	1.05%	1.05%	1.05%	(E)

Investment Income Ratio (B)	—	—	—	—	—

Total Return (C)	34.74%	-0.27%	9.88%	7.97%	15.05%	(F)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

(A)(B)(C) Refer to explanatory notes.

(D)	Absent reimbursement by PIMCO, the expense ratio would have been 1.20%.
(E)	Annualized.
(F)	Not annualized.
(G)	Absent reimbursement by the T. Rowe Price, the expense ratio would have been 1.20%.

Explanatory notes:

(A)	This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4. Financial Highlights (Continued)

(B)	This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to policy owner accounts through the redemption of units . The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

(C)	The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5. Calculation of Accumulation Unit Values

Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.

For Subaccounts that invest in shares of the Mutual of America Investment Corporation Funds, the Accumulation Unit Change Factor for each Subaccount for any Valuation Period is as follows:

(a)	The ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Subaccount with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)	1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Subaccounts that invest in shares of the Fidelity, Deutsche, Vanguard, American, T. Rowe Price, PIMCO, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:

(a)	The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period,

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

5. Calculation of Accumulation Unit Values (Continued)

divided by

(b)	1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

6. Subsequent Events

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders and the Board of Directors

Mutual of America Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of

America Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2017 and 2016, the related consolidated statutory statements of operations and surplus, and cash flow for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively, the “consolidated financial statements”).

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the following paragraph, the consolidated financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2017. Also, in our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2017, in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 9.

As described in Notes 1 and 9 to the consolidated financial statements, the consolidated financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory accounting practices described in Notes 1 and 9 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2002.

New York, New York

March 16, 2018

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION

As of December 31, 2017 and 2016

	2017	2016
ASSETS
General account assets
Bonds and notes	$8,057,594,808	$7,968,479,079
Common stocks	168,025,606	60,527,862
Cash, cash equivalents and short-term investments	53,366,555	86,482,482
Guaranteed funds transferable	11,166,241	13,206,360
Real estate	220,482,594	226,581,189
Policy loans	106,628,012	107,052,603
Investment income accrued	76,238,972	79,237,511
Deferred federal income taxes	40,153,089	49,194,494
Other assets	22,456,133	12,312,720

Total General Account assets	8,756,112,010	8,603,074,300
Separate account assets	12,437,789,347	10,448,517,230

TOTAL ASSETS	$21,193,901,357	$19,051,591,530

LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$7,338,934,491	$7,156,228,675
Other contract holders liabilities and reserves	5,232,996	5,090,519
Interest maintenance reserve	48,217,775	72,461,795
Other liabilities	267,071,021	290,300,726

Total General Account liabilities before asset valuation reserve	7,659,456,283	7,524,081,715
Separate account reserves and other liabilities	12,437,789,347	10,448,517,230

Total liabilities before asset valuation reserve	20,097,245,630	17,972,598,946
Asset valuation reserve	113,418,462	85,637,124

Total liabilities	20,210,664,092	18,058,236,070

SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	982,087,265	992,205,460

Total surplus	983,237,265	993,355,460

TOTAL LIABILITIES AND SURPLUS	$21,193,901,357	$19,051,591,530

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS

For the Years Ended December 31, 2017, 2016 and 2015

	2017	2016	2015

INCOME
Premium and annuity considerations	$2,699,414,588	$2,253,715,293	$2,033,103,490
Life and disability insurance premiums	10,958,760	10,235,240	10,509,138

Total considerations and premiums	2,710,373,348	2,263,950,533	2,043,612,628
Separate account investment and administrative fees	98,683,901	93,004,995	95,340,292
Net investment income	345,253,720	333,917,619	348,819,999
Other, net	8,651,933	6,384,006	6,335,198

Total income	3,162,962,902	2,697,257,153	2,494,108,117

DEDUCTIONS
Change in insurance and annuity reserves	437,495,250	376,975,017	139,460,604
Annuity and surrender benefits	2,424,665,013	2,015,973,726	2,039,137,660
Death and disability benefits	7,162,412	7,991,819	8,737,014
Operating expenses	271,583,148	268,352,928	243,445,835

Total deductions	3,140,905,823	2,669,293,490	2,430,781,113

Net gain before dividends	22,057,079	27,963,663	63,327,004
Dividends to contract holders and policyholders	(67,973)	(63,944)	(81,343)

Net gain from operations	21,989,106	27,899,719	63,245,661
Federal income tax benefit	3,144,223	672,894	975,464
Net realized capital gains (losses)	1,042,090	(11,863,294)	505,463

Net income	26,175,419	16,709,319	64,726,588

SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(27,781,338)	(5,338,557)	(735,691)
Unrealized appreciation (depreciation)	15,272,654	3,156,339	(4,963,772)
Nonadmitted assets:
Prepaid assets and other, net	(553,671)	2,265,353	(2,581,526)
Net deferred income tax asset	(8,531,259)	(36,045,902)	(11,161,734)
Accounting related to:
Qualified pension plan	—	(10,900,000)	(11,900,000)
Nonqualified deferred compensation plan	(5,700,000)	(6,000,000)	(300,000)
Post retirement medical benefit plan	(9,000,000)	(2,600,000)	(1,600,000)

Net change in surplus	(10,118,195)	(38,753,448)	31,483,865

SURPLUS
Beginning of year	993,355,460	1,032,108,908	1,000,625,043

End of year	$983,237,265	$993,355,460	$1,032,108,908

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOW

For the Years Ended December 31, 2017, 2016 and 2015

	2017	2016	2015
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$2,710,325,066	$2,263,918,247	$2,043,600,263
Net investment income	344,828,764	339,473,671	353,472,257
Separate Account investment and administrative fees	98,681,305	93,000,481	95,332,263
Benefit payments	(2,411,735,303)	(2,029,929,957)	(2,055,356,741)
Net transfers to separate accounts	(258,160,651)	(14,438,990)	(76,235,975)
Investment and operating expenses paid	(250,246,197)	(259,777,342)	(246,387,330)
Other, net	5,423,008	5,110,862	6,837,617
Dividends paid to policyholders	(71,731)	(64,344)	(85,480)

Net cash from operations	239,044,261	397,292,628	121,176,874

CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds and notes	1,434,658,454	1,456,322,284	1,435,985,740
Common stock	85,449,365	13,342,235	6,538,752
Other invested assets	2,838,519	3,726,432	3,979,338
Other	2,735,085	32,214,525	2,454,152

Total	1,525,681,423	1,505,605,476	1,448,957,982

Costs of investment acquired:
Bonds and notes	(1,541,702,453)	(1,790,692,911)	(1,535,339,686)
Common stock	(176,583,730)	(45,791,196)	(6,927,514)
Real estate	(3,416,200)	(1,934,030)	(4,240,227)
Other	(52,653,000)	(15,690,731)	(6,253,899)

Total	(1,774,355,383)	(1,854,108,868)	(1,552,761,326)

Net change in policy loans	426,105	560,981	262,092

Net cash used in investment activity	(248,247,855)	(347,942,411)	(103,541,252)

CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(2,911,693)	(6,029,962)	(3,947,249)
Other cash applied	(21,000,640)	(4,741,185)	(6,534,719)

Net cash used in financing and others sources	(23,912,333)	(10,771,147)	(10,481,968)

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(33,115,927)	38,579,070	7,153,654

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Beginning of year	86,482,482	47,903,412	40,749,758

End of year	$53,366,555	$86,482,482	$47,903,412

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

December 31, 2017, 2016 and 2015

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company (Mutual of America) and its wholly owned subsidiaries (collectively referred to as the Company), as permitted by the New York State Department of Financial Services. Mutual of America Holding Company LLC (Holdings) is a wholly-owned subsidiary of Mutual of America. Its purpose is to act as a holding company organization for activities to be carried out by its subsidiary operating companies, which presently consist of Mutual of America Securities LLC (Securities), Mutual of America Capital Management LLC (Capital Management), and 320 Park Analytics LLC (320 Park). Securities, the broker-dealer, is the distributor of Mutual of America Institutional Funds (Institutional Funds), an affiliate. Capital Management is the investment advisor to the General Account of Mutual of America, Mutual of America Investment Corporation (Investment Corporation), an affiliate, and Institutional Funds. 320 Park provides independent analysis or benchmarking services to assist plan sponsors. All intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying consolidated statutory financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department). Such practices differ from U.S. generally accepted accounting principles (GAAP). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners (NAIC) has codified statutory accounting principles (Codification). The New York Department issued Regulation No. 172 (Regulation No. 172), which adopted Codification as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2017, are reflected in the accompanying consolidated statutory financial statements.

The preparation of the Company’s consolidated statutory financial statements requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, surplus, income and deductions at the date of the consolidated financial statements. Actual results may differ from these estimates. The most significant estimates include those used in the recognition of other-than-temporary impairments, the valuation of insurance and annuity reserves and the valuation of deferred tax assets.

Asset Valuations

Cash, Cash Equivalents, and Short-term Investments — Cash equivalents are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of ninety days or less. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Short-term investment transactions are recorded on a trade date basis.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

1. Summary of Significant Accounting Policies (Continued)

Bonds and Notes — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Bond and note transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. Prepayment assumptions for mortgage-backed/loan-backed and structured securities are obtained from broker-dealer sources (such as Bloomberg) and internal estimates. At December 31, 2017, there were seven securities with a fair value of $30.5 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized gain of $6.0 million to adjust the carrying value of seven of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2017. At December 31, 2016, there were seven securities with a fair value of $25.7 million that were valued using this methodology. Bonds are carried at the lower of amortized cost or fair value when their NAIC rating has fallen to class six.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company’s intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other-than-temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit-related other-than-temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other-than-temporary impairment losses are recorded in the Interest Maintenance Reserve (IMR).

Common Stocks — Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. At December 31, 2017 and 2016, common stocks included $10.2 million and $9.1 million, respectively, invested in a Mutual of America sponsored series of mutual funds for institutional investors. The December 31, 2017 and 2016 investment amounts include $157.8 million and $51.4 million, respectively, invested in actively managed Large-Cap and Small-Cap Value equity portfolios.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

1. Summary of Significant Accounting Policies (Continued)

includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company’s intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consist of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, transferrable through 2030.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $202.5 million, $193.1 million and $184.2 million at December 31, 2017, 2016 and 2015, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2017, 2016 and 2015, the Company recognized $0.6 million, $0.3 million, $0.3 million, respectively, of realized capital losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. There were no additional unrealized losses recorded in 2017, 2016, and 2015.

Other — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.2 billion and $1.0 billion at December 31, 2017 and 2016, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.0% to 6.5% at both December 31, 2017 and 2016), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2017 and 2016, averaged 1.90% and 1.91%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $6.1 billion and $6.2 billion at December 31, 2017 and 2016, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $6.0 million and $11.8 million at December 31, 2017 and 2016, respectively, are accumulated at various guaranteed interest rates, which during 2017 and 2016 averaged 1.62% and 1.26%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, and meet statutory requirements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

1. Summary of Significant Accounting Policies (Continued)

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve (AVR), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Capital Management (the Advisor), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Consolidated Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plan’s or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2017, 2016 and 2015, such charges were equal to approximately .87%, .95% and .99%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $12.4 billion and $10.4 billion at December 31, 2017 and 2016, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the premium paying period of the related policies. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

1. Summary of Significant Accounting Policies (Continued)

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred. All due and accrued investment amounts greater than 90 days are treated as non-admitted. The investment income amount due and accrued greater than 90 days was $1.6 million and $1.3 million at December 31, 2017 and 2016, respectively.

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes and short-term investments) at December 31, 2017 and 2016 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement Value	Gross Unrealized		Fair Value
December 31, 2017 (in millions)		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$1,090.6	$25.2	$8.1	$1,107.7
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	12.2	0.1	—	12.3

Total	$1,102.8	$25.3	$8.1	$1,120.0
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,379.8	12.6	26.0	2,366.4
Obligations of states and political subdivisions	—	—	—	—
Debt securities issued by foreign governments	3.5	—	—	3.5
Corporate securities	4,613.7	184.6	15.2	4,783.1

Total	$8,099.8	$222.5	$49.3	$8,273.0

	Statement Value	Gross Unrealized		Fair Value
December 31, 2016 (in millions)		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$1,317.2	$38.6	$10.3	$1,345.5
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	166.1	1.8	0.9	167.0

Total	$1,483.3	$40.4	$11.2	$1,512.5
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,900.1	12.9	31.5	1,881.5
Obligations of states and political subdivisions	14.4	0.4	—	14.8
Debt securities issued by foreign governments	3.5	—	—	3.5
Corporate securities	4,642.8	185.6	38.0	4,790.4

Total	$8,044.1	$239.3	$80.7	$8,202.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 99% of the $1.1 billion invested in mortgage-backed securities that are included in the caption “U.S. Treasury securities and obligations of U.S. government corporations and agencies” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure.

The Company has investments in publicly traded bonds of companies in the oil, gas and energy sectors, with a book value of $367.8 million and a fair value of $376.9 million at December 31, 2017, and a book value of $397.0 million and a fair value of $401.3 million, at December 31, 2016. Similar to all other fixed income investments, these bonds are subject to the same quarterly review process for identifying other-than-temporary impairments. At December 31, 2017, there were no fixed income investments in companies in the oil, gas and energy sectors that met the impairment criteria, while at December 31, 2016 there were two investments in companies in the oil, gas and energy sectors that met the impairment criteria and a realized capital loss of $11.2 million was recorded and is reflected in the consolidated statutory statements of operations and surplus.

Short-term fixed maturity securities with a statement value and fair value of $42.2 million and $75.6 million at December 31, 2017 and 2016, respectively, are included in the above tables. At both December 31, 2017 and 2016, the Company had $3.3 million and $3.2 million, respectively, (par value of $3.2 million for both years) of its long term fixed maturity securities on deposit with various regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include fixed maturity securities, common stocks, cash, cash equivalents and short-term investments, policy loans, guaranteed funds transferrable and Separate Account funds whose net asset values are calculated on a daily basis. Cash, cash equivalents, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

Commission and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, and other invested assets were determined to be Level 2. Finally, certain fixed maturity securities and the guaranteed funds transferrable, representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide fair value information at December 31, 2017 and 2016, about the Company’s assets that are considered financial instruments:

As of December 31, 2017 Financial Instruments (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$8,200.2	$30.5	$8,230.7
Common stocks	168.0	—	—	168.0
Cash, cash equivalents and short-term investments	53.4	—	—	53.4
Policy loans	—	106.6	—	106.6
Guaranteed funds transferrable	—	—	11.2	11.2
Separate Account assets	12,437.8	—	—	12,437.8

Total	$12,659.2	$8,306.8	$41.7	$21,007.7

As of December 31, 2016 Financial Instruments (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$8,101.3	$25.7	$8,127.0
Common stocks	60.5	—	—	60.5
Cash, cash equivalents and short-term investments	86.5	—	—	86.5
Policy loans	—	107.1	—	107.1
Guaranteed funds transferrable	—	—	14.5	14.5
Separate Account assets	10,448.5	—	—	10,448.5

Total	$10,595.5	$8,208.4	$40.2	$18,844.1

The fair value of Level 3 assets increased from $40.2 million at December 31, 2016, to $41.7 million at December 31, 2017, primarily as a result of the change in fair value, net of interim paydowns, during the year. The fair value of bonds and notes classified as Level 3 increased by $4.8 million in 2017 as a result of the redetermination of the fair value, net of paydowns, on these securities during the year. The guaranteed funds transferrable fair value declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification and there were no securities transferred between Levels 1, 2 & 3 during 2017 and 2016.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2017 and 2016.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

Unrealized Gains and Losses

At December 31, 2017 and 2016, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2017	2016	Change	2016	2015	Change
Common Stock	$14.3	$5.0	$9.3	$5.0	$1.6	$3.4
Bonds and notes	(7.3)	(13.3)	6.0	(13.3)	(13.1)	(0.2)
Other assets	(0.8)	(0.8)	—	(0.8)	(0.8)	—

Net unrealized appreciation (depreciation)	$6.2	$(9.1)	$15.3	$(9.1)	$(12.3)	$3.2

During 2017 net unrealized depreciation related to the Company’s bonds, equity securities and other assets increased by $15.3 million during the year as shown above. Net unrealized appreciation of $14.3 million related to equity securities at December 31, 2017, consists of $16.1 million of gross unrealized gains and $1.8 million of gross unrealized losses, of which none of the unrealized losses are greater than 12 months old. Net unrealized appreciation of $5.0 million related to equity securities at December 31, 2016, consisted of $5.5 million of gross unrealized gains and $0.5 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

During 2016 net unrealized depreciation related to the Company’s bonds, equity securities and other assets decreased by $3.2 million during the year as shown above. Net unrealized appreciation of $5.0 million related to equity securities at December 31, 2016, consists of $5.5 million of gross unrealized gains and $0.5 million of gross unrealized losses, of which none of the unrealized losses are greater than 12 months old. Net unrealized appreciation of $1.6 million related to equity securities at December 31, 2015, consisted of $2.2 million of gross unrealized gains and $0.6 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2017 and 2016, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2017 and 2016, were $49.3 million and $80.7 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spread widening, and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

The tables that follow exclude $4.9 billion and $4.7 billion at December 31, 2017 and 2016, respectively, of fair value of fixed maturity securities in an unrealized gain position.

	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2017 (in millions)	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$58.9	$0.3	46	$436.2	$7.8	198
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	1.5	—	—	0.3	—	1

Total	$60.4	$0.3	46	$436.5	$7.8	199
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$668.4	$3.8	152	$1,089.7	$22.2	319
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	597.8	4.5	161	504.2	10.7	89

Total	$1,326.6	$8.6	359	$2,030.4	$40.7	607

	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2016 (in millions)	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$199.0	$2.0	53	$436.7	$8.3	177
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	32.8	0.1	4	45.5	0.8	9

Total	$231.8	$2.1	57	$482.2	$9.1	186
U.S. Treasury securities and obligations of U.S. government corporations and agencies	849.8	23.0	136	484.6	8.5	201
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	435.9	8.0	93	974.3	30.0	167

Total	$1,517.5	$33.1	286	$1,941.1	$47.6	554

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2017, 2016 and 2015, were as follows:

December 31 (in millions)	2017	2016	2015
Common Stock	$7.0	$(0.1)	$0.3
Fixed maturities	(5.3)	(11.5)	0.5
Other assets	(0.7)	(0.3)	(0.3)

Net realized capital gains (losses)	$1.0	$(11.9)	$0.5

At December 31, 2017 and 2016, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $3.5 billion and $3.6 billion, and $3.2 billion and $3.3 billion, respectively, of which approximately 99% in both 2017 and 2016 are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

During 2017 there was one restructure transaction whereby the issuer offered to exchange an existing security for a new one that provided a higher coupon, longer duration and greater credit protection. In establishing the cost basis of the new issue, the Company recognized a realized loss of $5.5 million, which is reflected in the Consolidated Statement of Operations and Surplus in Net realized capital gains (losses). There was no comparable event in 2016. During 2016 one security with a book and fair value of $7.9 million and $3.3 million, respectively, had its NAIC rating changed to a six and was deemed to be impaired. The Company recognized a $4.6 million realized capital loss as a result of this impairment. Also during 2016, a second security, with a book value and fair value of $10.7 million and $4.1million, respectively, met the Company’s criteria for impairment and a $6.6 million realized capital loss was recorded. Both of these impairments are reflected in the Consolidated Statement of Operations and Surplus in Net realized capital gains (losses). Sales of investments in fixed maturity securities resulted in

$(4.2) million of net interest rate related losses and $4.0 million of net interest rate related gains being accumulated in the IMR in 2017 and 2016, respectively, as follows:

December 31 (in millions)	2017	2016	2015
Fixed maturity securities Proceeds	$1,362.7	$1,414.2	$1,381.3
Gross realized gains	0.1	4.0	5.9
Gross realized losses	(4.3)	—	—

During 2017, 2016 and 2015 , $20.1 million, $24.3 million, and $26.9 million respectively, of the IMR was amortized for $20.1 million, $24.3 million, and $26.9 million respectively and is included in net investment income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

2. Investments (Continued)

Sales of investments in equity securities resulted in $7.0 million of net capital gains, $0.1 million of net capital losses and $0.3 million of net capital gains during 2017, 2016 and 2015, respectively. Net capital gains (losses) are recognized in net income as follows:

December 31 (in millions)	2017	2016	2015
Equity securities Proceeds	$85.4	$13.1	$6.4
Gross realized gains	7.1	0.5	1.0
Gross realized losses	(0.1)	(0.6)	(0.7)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2017, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2017 (in millions)	Statement Value	Fair Value
Due in one year or less	$194.3	$194.9
Due after one year through five years	3,464.9	3,578.3
Due after five years through 10 years	2,350.6	2,410.3
Due after 10 years	2,090.0	2,089.5

Total	$8,099.8	$8,273.0

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $11.2 million and $13.2 million at December 31, 2017 and 2016, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $0.8 million, $1.3 and $0.8 million in 2017, 2016 and 2015, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $9.4 million, $8.9 million and $9.1 million in 2017, 2016 and 2015, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation or calculated benefit exceeds the maximum allowable limits for qualified retirement plans under ERISA.

The Company also has two other defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical, dental and vision benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America. To the extent that the claims do not exceed stop-loss limits for single life occurrences, the plans are self-insured. Stop-loss coverage is purchased from an unaffiliated carrier. The postretirement benefit plan expense required to be recorded under these plans was $19.6 million, $28.8 million and $18.9 million in 2017, 2016 and 2015, respectively.

As of January 1, 2017 and 2016 the Company had a total recognized liability for pension benefits of $27.1 million and $29.9 million, respectively, consisting of an unamortized transition liability of $8.4 million and $8.3 million and the accrued benefit cost of $18.7 million and $21.6 million, respectively.

For other benefits, as of January 1, 2017 and 2016 the Company had total recognized liabilities of $85.5 million and $75.4 million, respectively, for the postretirement medical plans and $59.5 million and $70.8 million, respectively, for the nonqualified deferred compensation plans. The $85.5 million and $75.4 million recognized liability for the postretirement medical plans at January 1, 2017 and 2016 consisted of an unamortized transition liability of $5.6 million in both years, and an accrued benefit cost of $79.9 million and $69.8 million, respectively. For the nonqualified deferred compensation plan, the recognized liability at January 1, 2017 and 2016 consisted of an unamortized transition liability of $1.8 million and $1.6 million and a $57.7 million and $69.2 million accrued benefit cost, respectively.

The expected amortization of the unrecognized transition liability will be $5.6 million for the postretirement medical plan and $1.0 million for the nonqualified deferred compensation plan per year through no later than 2022. There was an additional charge to surplus for the post-retirement medical plan in 2017 of $5.8 million and zero for 2016.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

5. Pension Plan and Postretirement Benefits (Continued)

The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2017 and 2016 (in millions):

	Pension Benefits		Other Benefits
	2017	2016	2017	2016
Accumulated Benefit Obligation	$286.9	$258.3	$51.4	$47.8

Projected Benefit Obligation	$359.7	$324.9	$194.2	$175.3
Plan Assets at Fair Value	328.8	272.0	—	—

Funded Status	$(30.9)	$(52.9)	$(194.2)	$(175.3)
Accrued Benefit Cost	6.7	7.8	149.8	131.6
Additional Surplus Charge greater than minimum	—	10.9	11.7	6.0

Unrecognized items	$(24.2)	$(34.2)	$(32.7)	$(37.7)

Prior Service Costs	$—	$—	$6.5	$2.4
Unrecognized (Losses) Gains	(106.7)	(116.7)	(74.8)	(61.2)
Additional Surplus Charge Beyond Minimum	—	—	—	—
Transition asset	82.5	82.5	35.6	21.1

Total Unrecognized Liability	$(24.2)	$(34.2)	$(32.7)	$(37.7)

The components of net periodic benefit costs as calculated in the January 1, 2017, 2016 and 2015 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2017	2016	2015	2017	2016	2015
Service costs	$15.6	$14.6	$14.3	$5.9	$5.7	$6.1
Interest cost on Projected Benefit Obligation (PBO)	13.1	12.8	11.8	7.0	7.1	6.9
Expected return on plan assets	(24.1)	(24.5)	(24.9)	—	—	—
Prior services costs	—	—	0.1	(0.7)	(0.2)	(0.1)
Settlement	—	—	—	2.4	11.5	1.0
Amortization of unrecognized net loss (gain)	8.4	8.3	6.6	5.0	4.7	5.0

Net benefit expense	$13.0	$11.2	$7.9	$19.6	$28.8	$18.9

During 2017 pension expense for the non-qualified deferred compensation plan included a $2.4 million settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during the year exceeding the plans interest and service cost. During 2016 and 2015 recognized settlement losses were $11.5 million and $1.0 million, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

5. Pension Plan and Postretirement Benefits (Continued)

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2017	2016	2017	2016
Change in PBO
PBO, beginning of the year	$324.9	$307.4	$175.3	$178.0
Service costs	15.6	14.6	5.9	5.7
Interest costs	13.1	12.8	7.0	7.1
Change in assumptions/plan amendments	15.9	3.4	7.3	3.8
Actuarial loss (gain)	8.0	7.7	9.0	19.6
Benefits and expenses paid	(17.8)	(21.0)	(10.3)	(38.9)

PBO, end of year	$359.7	$324.9	$194.2	$175.3

	Pension Benefits		Other Benefits
December 31 (in millions)	2017	2016	2017	2016
Change in Plan Assets
Plan assets, beginning of the year	$272.0	$243.3	$—	$—
Employer contributions	25.0	25.0	—	—
Return on plan assets	49.7	24.7	—	—
Benefits and expenses paid	(17.9)	(21.0)	—	—

Plan assets, end of year	328.8	272.0	—	—

Plan assets (lower than) PBO	$(30.9)	$(52.9)	$(194.2)	$(175.3)

At December 31, 2017 and 2016, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts and in the Company’s General Account, and consisted of approximately 80.5% in equity investments and 19.5% in fixed-income investments. A distribution of plan assets by investment objective as of December 31, 2017 and 2016 is as follows:

December 31 (in millions)	2017	2016
Fixed Income Funds	$54.9	$44.5
Equity Funds:
Index	151.9	126.9
Growth	66.1	53.5
Balanced	46.5	43.2

Total Level 1 Investments	$319.4	$267.9
General Account	9.4	4.1

Total plan assets	$328.8	$272.0

The underlying investments in the funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value. Amounts held in the General Account are considered to be cash equivalents and are not subject to fair value evaluation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

5. Pension Plan and Postretirement Benefits (Continued)

The Company made contributions to its defined benefit pension plan of $25.0 million each year in 2017, 2016 and 2015. The Company estimates that it will make a contribution of $15.0 million to this plan in 2018. Benefits expected to be paid from this plan total $25.3 million in 2018, $25.4 million in 2019, $30.8 million in 2020, $27.6 million in 2021 and $34.0 million in 2022. The aggregate benefits expected to be paid in 2023 through 2027 total approximately $151.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2017.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Postretirement Medical			Nonqualified Deferred Compensation
December 31	2017	2016	2015	2017	2016	2015	2017	2016	2015
Weighted average
Discount rate	3.50%	4.00%	4.10%	3.70%	4.25%	4.60%	3.25%	3.60%	6.35%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%	5.00%	5.00%	5.00%
Expected return on plan assets	8.50%	9.50%	9.50%	—	—	—	—	—	—

The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% equity investments and 20% fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.62%) based upon historical 30-year rolling averages.

The health care cost trend rate assumption has an effect on the amounts reported for the postretirement benefit plans. The assumption is 5.4% for 2018, 5.2% for 2019, 5.0% for 2020, 4.8% for 2021, and 4.8% for 2022 and beyond. For example, increasing the assumed health care cost trend rate by 1% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2017, by $19.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2017 by $1.8 million. Benefits expected to be paid from this plan and the nonqualified deferred compensation plan total $14.9 million in 2018, $13.2 million in 2019, $17.0 million in 2020, $13.9 million in 2021 and $14.0 million in 2022. Aggregated benefits expected to be paid in the period 2023 through 2027 total approximately $64.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2017.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee’s contributions up to 6% of salary. The Company contributed $3.0 million, $2.9 million, and $2.8 million in 2017, 2016 and 2015, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

5. Pension Plan and Postretirement Benefits (Continued)

by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $13.7 million, $12.0 million and $11.8 million in 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the accrued liability related to these plans was $24.7 million and $22.6 million, respectively.

6. Commitments and Contingencies

Annual rental expense was approximately $24.5 million, $24.0 million and $24.9 million during 2017, 2016 and 2015, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $6.3 million in 2018; $4.1 million in 2019; $2.6 million in 2020; $1.8 million in 2021; $1.2 million in 2022 and $2.4 million in 2023 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s consolidated financial statements.

7. Federal Income Taxes

The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017. From a corporate perspective, a goal of the tax overhaul was to reduce the corporate tax rate and redesign the taxation of international operations in order to make US companies more competitive around the world. To partially offset the decrease in revenue from these measures, the new law broadens the tax base. To that end, TCJA substantially changes the overall corporate tax structure, including specific changes relative to the taxation of the life insurance industry. TCJA changes that are generally applicable to all corporations include a reduction of the corporate income tax rate from 35% to 21%, repeal of the corporate alternative minimum tax (AMT), changes to the corporate dividend received deduction (DRD), and other changes reducing certain business deductions counterbalanced by inducements favoring capital investments by permitting accelerated write-offs.

TCJA specifically impacts life insurance companies by requiring them to take into account a specific percentage of the increase or decrease in statutory reserves; revising the capitalization rule for deferred acquisition costs; changes the net operating loss carryover rules for life insurance companies; modifies the proration rules; and, other amendments that will have the effect of reducing tax deductions.

The impact on Mutual of America’s surplus is dependent on many factors, but the tax rate reduction from 35% to 21% is a major component as of December 31, 2017. We are required to recognize the effect on deferred tax assets (DTAs) and deferred tax liabilities (DTLs) of a change in tax rates in the period the tax rate change was enacted. Accordingly, the enacted reduction in the U.S. Federal corporate income tax rate resulted in a one-time, non-cash decrease to adjusted net DTAs of $126.6 million. The December 31, 2017 current income tax benefit includes a $3.7 million benefit for the recognition of the Alternative Minimum Tax (AMT) Credits that are now refundable under TCJA and will be payable to the Company in 2021 based on projections of taxable income. This 2017 current income tax benefit was

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

7. Federal Income Taxes (Continued)

reduced by 6.6% to reflect the impact of a sequestration fee that, more likely than not, will be imposed by the IRS. Life insurance companies are required to compute life insurance tax reserves differently under TCJA. Accordingly, the life insurance tax reserve DTA was remeasured to reflect the effects of the required changes in reserves at the date of enactment and a new DTL was established. The DTL is the difference between the old and new reserve basis and is subject to an 8 year straight-line amortization beginning in 2018. The accounting for the impact of the TCJA on tax reserves is based on reasonable estimates and such amounts have been factored into the measurement of deferred taxes. The foreign tax law changes enacted under TCJA have no impact on us.

Mutual of America adopted Statement of Statutory Accounting Principles (SSAP) No. 101, Income Taxes, a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America’s net DTA must be recorded as a separate component of gains and losses in surplus. Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company’s risk based capital ratio exceeding certain thresholds.

A reconciliation of the income tax (expense) recognized in the Company’s consolidated statutory statement of operations and surplus to the amount obtained by applying the statutory rate of 35% to net gain from operations before federal income taxes follows:

December 31 (in millions)	2017	2016	2015
Net gain from operations	$22.0	$27.9	$63.2
Statutory rate	35%	35%	35%
Tax at statutory rate	(7.7)	(9.8)	(22.1)
Effect of Federal Tax Rate change on net DTA	(126.6)	—	—
Investment Items	5.7	22.9	5.1
Expense Items	14.1	10.7	12.7
Net operating loss related to Dividend Received Deduction	(3.6)	(1.2)	48.6
Nonadmitted Assets	0.2	(0.8)	1.0
Other including LLC adjustment	4.3	3.7	5.3

Total Income Tax (Expense) Benefit	$(113.6)	$25.5	$50.6

Income Tax Benefit (Expense):
Current — Consolidated	$3.6	$—	$0.6
Deferred —Non-Insurance Companies	(0.5)	0.7	0.4

Income Tax (Expense) Benefit on Operating Earnings	$3.1	$0.7	$1.0

Deferred Federal Income Tax, in Surplus	(116.7)	24.8	49.6

Total Income Tax (Expense) Benefit	$(113.6)	$25.5	$50.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

7. Federal Income Taxes (Continued)

The federal income tax expense of $(113.6) million in 2017 is primarily attributable to the change in deferred income tax incurred by Mutual of America as a result of the TCJA tax rate change. The federal income tax benefit for 2016 and 2015 of $25.5 million and $50.6 million, respectively, relates primarily to the change in deferred income tax incurred by Mutual of America.

The components of the net DTA recognized in the Company’s consolidated statement of financial condition are as follows:

December 31 (in millions)	2017	2016
Total gross DTAs excluding unrealized (gains) losses	$197.2	$311.8
Statutory valuation allowance adjustment	—	—

Total adjusted gross DTAs excluding unrealized (gains) losses	$197.2	$311.8

Total gross DTLs excluding unrealized (gains) losses	(8.4)	(6.3)
Mutual of America’s net DTA	188.8	305.5
Tax effect of unrealized (gains) losses	(1.5)	2.9
DTA nonadmitted	(148.1)	(260.7)

Mutual of America’s net admitted DTA	39.2	47.7
Non-insurance Subsidiaries DTA’s	1.0	1.5

Total net DTAs	$40.2	$49.2

At December 31, 2017, Mutual of America’s gross DTA, excluding the tax effect of unrealized (gains) losses, of $197.2 million, consisted of $182.4 million of ordinary DTAs and $14.8 million of capital DTAs. The net decrease in the net DTA was $116.7 million excluding unrealized (gains) losses. As shown in the above table, Mutual of America’s net admitted DTA decreased by $8.5 million during 2017.

The Company claims the separate account dividend received deduction. The impact of the separate account dividend received deduction (“DRD”) is to reduce the Company’s overall effective tax rate compared to the U.S. statutory tax rate of 35%. In addition, in 2017, the DRD had the initial effect of decreasing the Company’s admissible asset based on projections of future taxable income for the three years following the balance sheet date of the reporting period.

For years prior to the effective date of TCJA, there was a degree of uncertainty regarding the computational aspects of the Company’s separate account dividend received deduction (DRD) for assets held in connection with variable annuity contracts because final regulations have not been issued by the IRS. If such regulations were issued, they could result in the elimination of some or all of the separate account DRD tax benefit that the Company received for years prior to the effective date of the TCJA. For tax years 2018 and forward, TCJA standardized the DRD computation, thus reducing uncertainty regarding the amount of the separate account DRD deduction.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, nonadmitted assets, and net

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

7. Federal Income Taxes (Continued)

operating loss carryforwards. Effective January 1, 1998, Mutual of America’s pension business became subject to federal income tax. Included in such differences are items resulting from transition rules under the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America’s pension business. The transition rules along with the reduced federal income tax rate under TCJA will continue to moderate Mutual of America’s current tax expense over the next several years. As such, Mutual of America incurred a consolidated federal income tax benefit of $3.1 million in 2017 and $0.7 million in 2016. At December 31, 2017, the Company had net operating loss carryforwards of approximately $367.2 million, expiring at various dates between 2021 and 2032 and capital loss carryforwards of approximately $8.4 million expiring in 2022.

Mutual of America files a separate federal income tax return and files income tax returns in various states.

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company’s financial instruments at December 31, 2017 and 2016, were as follows:

	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$8,057.6	$8,230.8	$7,968.5	$8,127.0
Common stocks	168.0	168.0	60.5	60.5
Cash, cash equivalents and short-term investments	53.4	53.4	86.5	86.5
Guaranteed funds transferable	11.2	12.0	13.2	14.5
Policy Loans	106.6	106.6	107.1	107.1

Bonds and Notes and Common Stock — Fair value for bonds and notes is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for common stocks is determined by reference to valuations quoted by an independent pricing organization.

Cash, cash equivalents and Short-Term Investments — The carrying value for cash, cash equivalents and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

8. Fair Value of Financial Instruments (Continued)

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (statutory accounting), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company’s bonds and notes to be classified as either held-to-maturity (HTM), available-for-sale (AFS), or trading; whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the successful acquisition of insurance contracts are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2017, 2016 and 2015

9. Significant Differences Between Statutory Accounting Practices And Generally Accepted Accounting Principles (GAAP) (Continued)

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash, cash equivalents and Short-Term Investments

The Statements of Cash Flow are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities.

PART C

OTHER INFORMATION

Item 26.	Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolution of the Board of Directors of Mutual of America Life Insurance Company (“Mutual of America”) authorizing establishment of Separate Account No. 3 (the “Separate Account”) (1) originally filed as Exhibit 1 (1)

(b)	Custodian agreements—not applicable

(c)	Underwriting contracts—not applicable

(d)(1)	Form of Variable Universal Life Insurance Policy (9)

(d)(1)(i)	Form of Variable Universal Life Insurance Policy (10)

(d)(2)	Payroll Deduction Rider (1)—originally filed as Exhibit 1 (5)(b)

(d)(3)	Accidental Death Benefit Rider (9)

(d)(4)	Children’s Benefit Rider (9)

(d)(5)	Change Form Amendment (9)

(e)(1)	Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium (2)—originally filed as Exhibit 1 (10)(a)

(e)(2)	Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider (2) originally filed as Exhibit 1 (10)(b)

(f)(1)	Amended and Restated Charter of Mutual of America Life Insurance Company, dated November 18, 2010. (14)

(f)(2)	By-Laws of Mutual of America(1)—originally filed as Exhibit 1 (6)(b)

(g)	Reinsurance contracts—not applicable

(h)(1)(i)	Amended and Restated Participation Agreement, between Scudder Variable Life Investment Fund and Mutual of America, dated as of February 28, 2001. (3)

(h)(1)(ii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007. (16)

(h)(1)(iii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of October 1, 2007. (16)

(h)(2)(i)	Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. (“ACIM”) (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. (“ACVP”) (formerly TCI Portfolios, Inc.) (the “American Century Agreement”) (1)

(h)(2)(ii)	Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement (1)

(h)(2)(iii)	Amendment No. 2, dated January 3, 2000, to the American Century Agreement (1)

(h)(2)(iv)	Amendment No. 3, dated January 2, 2002, to the American Century Agreement

(h)(2)(v)	Shareholder Information Agreement between Mutual of America Life Insurance Company and American Century Investment Services, Inc., effective as of October 15, 2007. (16)

(h)(2)(vi)	Amendment No. 4 to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012. (12)

(h)(2)(vii)	Amendment No. 5 to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, LLC, and American Century Services, LLC, dated as of October 1, 2017. (16)

(h)(3)(i)	Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation (3)

(h)(3)(ii)	Information Sharing Agreement between Calvert Distributors, Inc., and Mutual of America Life Insurance Company, effective as of October 1, 2007. (16)

(h)(3)(iii)	Shared Funding Agreement by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and Mutual of America Life Insurance Company, as of December 22, 2016. (16)

(h)(4)(i)	Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012. (12)

(h)(4)(ii)	Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, effective as of October 1, 2007. (16)

(h)(4)(iii)	Amendment to Schedule C- Large Transaction Table to Vanguard Variable Insurance Fund Participation Agreement, effective as of December 22, 2016. (16)

(h)(5)(i)	Participation Agreement among Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company dated as of April 29, 2005 (6)

(h)(5)(ii)	Shareholder Information Agreement by and between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc., and Mutual of America Life Insurance Company, effective as of April 16, 2007. (16)

(h)(6)(i)	Amended and Restated Participation Agreement among Variable Insurance Products Funds and Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005 (6)

(h)(6)(ii)	Shareholder Information Agreement by and between Fidelity Distributors Corporation and Mutual of America Life Insurance Company, effective as of October 16, 2007. (16)

(h)(6)(iii)	Amendment to the Participation Agreement between Fidelity Distributors Corporation and Mutual of America Life Insurance Company effective as of June 9, 2017. (16)

(h)(7)	Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013. (12)

(h)(8)	Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013. (12)

(h)(9)(i)	Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013. (12)

(h)(9)(ii)	Amendment to Participation Agreement between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of May 6, 2013. (13)

(h)(10)(i)	Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, Mutual of America Life Insurance Company and MFS Fund Distributors, Inc., dated as of May 1, 2018. (16)

(h)(10)(ii)	Rule 22-c2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of April 2, 2018. (16)

(h)(10)(iii)	Fee Letter between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of May 1, 2018. (16)

(i)	Administrative contracts—not applicable

(j)	Other material contracts—not applicable

(k)	Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America (1)—originally filed as Exhibit 3(a)

(l)	Actuarial opinion—not applicable

(m)	Calculation—not applicable

(n)(1)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Separate Account No. 3. (16)

(n)(2)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Life Insurance Company. (16)

(o)	No financial statements are omitted from Item 24

(p)	Initial capital agreements—not applicable

(q)	Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)—originally filed as Exhibit 9

Other Exhibits

Powers of Attorney (16)

(1)	Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.
(2)	Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.
(3)	Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.
(4)	Included in Post-Effective Amendment No. 7 filed with the Commission on April 30, 2004.
(5)	Included in Post-Effective Amendment No. 8 filed with the Commission on February 28, 2005.
(6)	Included in Post-Effective Amendment No. 9 filed with the Commission on April 29, 2005.
(7)	Included in Post-Effective Amendment No. 10 filed with the Commission on April 28, 2006.
(8)	Included in Post-Effective Amendment No. 11 filed with the Commission on April 27, 2007.
(9)	Included in Post-Effective Amendment No. 12 filed with the Commission on February 29, 2008.
(10)	Included in Post-Effective Amendment No. 13 filed with the Commission on April 30, 2009.
(11)	Included in Post-Effective Amendment No. 47 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 28, 2017. As incorporated herein by reference.
(12)	Included in Post-Effective Amendment No. 18 filed with the Commission on April 29, 2013.
(13)	Included in Post-Effective Amendment No. 19 filed with the Commission on April 29, 2014.
(14)	Included in Post-Effective Amendment No. 20 filed with the Commission on April 30, 2015.
(15)	Included in Post-Effective Amendment No. 22 filed with the Commission on April 28, 2017.
(16)	Included herewith.

All exhibits are filed under File No. 333-83413

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices With Depositor

John R. Greed	Chairman of the Board, President and Chief Executive Officer
William S. Conway	Director, Senior Executive Vice President and Chief Operating Officer
Amir Lear	Director, and President and Chief Executive Officer, Mutual of America Capital Management LLC
James J. Roth	Director, Senior Executive Vice President and General Counsel
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Wayne A. I. Frederick, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine A. Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire, Esq.	Director
Roger B. Porter, Ph.D.	Director

Name and Principal Business Address*	Positions and Offices With Depositor
General Dennis J. Reimer	Director
Officers-Directors
Name and Principal Business Address*	Positions and Offices With Depositor
John R. Greed	Chairman, President and Chief Executive Officer
William S. Conway	Director, Senior Executive Vice President and Chief Operating Officer
Amir Lear	Director, and President and Chief Executive Officer, Mutual of America Capital Management LLC
James J. Roth	Director, Senior Executive Vice President and General Counsel
Other Officers
Name and Principal Business Address*	Positions and Offices With Depositor
Dianne M. Aramony	Executive Vice President, Corporate Secretary, Assistant to Chairman
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Debbie Branson	Senior Vice President, Human Resources
Maria L. Brophy	Senior Vice President, Planning and Analysis
James Buckland	Senior Vice President, Purchasing
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Tanisha L. Cash	Senior Vice President, Human Resources
John Ciesla	Senior Vice President and Chief Information Security Officer, Enterprise Risk Management
Thomas Ciociano	Senior Vice President, Employee Benefits
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
Salvatore P. Conza	Senior Vice President, Data Communications, Infrastructure and Operations
Barbara Crane	Senior Vice President, Strategic Communication and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Jeffrey W. Donaldson	Executive Vice President and Chief Digital Officer
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Executive Vice President and Chief Financial Officer
Ronald Fried	Senior Vice President, Information Technology Business Applications
Harold J. Gannon	Senior Vice President, Corporate Tax
Robert Giaquinto 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the Chairman and Chief Executive Officer
Diana H. Glynn	Senior Vice President and Internal Auditor
Aferdita Gutierrez	Senior Vice President, Planning and Analysis
Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Theodore L. Herman	Executive Vice President
Joseph Hummel	Executive Vice President, External Affairs
Thomas P. Kelly	Senior Executive Vice President, Administration
Lydia Kieser	Senior Vice President, Open Systems Delivery
Mark Koehne	Senior Vice President and Actuary
Andrew Kramer	Senior Vice President, Client Services
Nicole Lanni	Senior Vice President, Technical Services

Name and Principal Business Address*	Positions and Offices With Depositor
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
Thomas E. MacMurray	Senior Vice President, National Accounts
Sean A. Mannion	Senior Vice President, Administration
Nancy McAvey	Senior Vice President, Client Services
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life and Disability Claims
George L. Medlin	Executive Vice President, Enterprise Risk Management
Christopher Miseo	Senior Vice President and Director of Accounting and Financial
Shannon Moriarty 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Reporting Senior Vice President, Training and Leadership Development
Peter Nicklin	Senior Vice President, Application Delivery
Paul O’Hara	Senior Vice President, Research and Competition
William Rose	Senior Executive Vice President and Chief Marketing Officer
James J. Roth	Senior Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Michelle A. Rozich	Senior Vice President and Internal Auditor
Howard J. Rubin	Senior Vice President, Application Systems Development
Sonia Samuels	Executive Vice President and Chief Information Officer
Myron Schlanger	Senior Vice President and Associate Treasurer
Brian Q. Severin	Executive Vice President, Sales Operations
William G. Shannon	Senior Vice President, Financial Consulting Services
Mary-Clare Swanke	Senior Vice President, Administrative Communication Production and Proposals
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Jeffrey Tsai	Senior Vice President and Corporate Actuary
Susan Watson	Senior Vice President, Information Technology Governance
Kenneth P. Young	Senior Vice President, Treasury and Project Management

*	The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct of indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•	Mutual of America Holding Company LLC, a Delaware limited liability company (see below), and

•	Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company LLC wholly owns the following companies:

•	Mutual of America Securities LLC, a Delaware limited liability company,

•	Mutual of America Capital Management LLC, a Delaware limited liability company, and

•	320 Park Analytics LLC, a Delaware limited liability company.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 29.	Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chubb, CNA, The Hartford, and Travelers, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy is $35 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. Coverage for life insurance company fiduciary liability coverage (errors and omissions) is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chartis, The Hartford and CNA, to Mutual of America Life Insurance Company et al. The deductible is $1,000,000 for the entity, with an aggregate limit of liability under the primary policy of $30 million.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a) Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York (now known as Wilton Reassurance Life Company of New York).

(b) The name, business address and position of each senior officer and director of Mutual of America are listed in Item 27 above.

(c) The principal underwriter receives no commissions or other compensation directly or indirectly from the Registrant and has received no such commissions or other compensation directly or indirectly within the Registrant’s last fiscal year.

Item 31.	Location of Accounts and Records

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 32.	Management Services

Not applicable.

Item 33.	Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 27th day of April, 2018.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3 (REGISTRANT) MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ James J. Roth
James J. Roth
Senior Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2018.

PRINCIPAL EXECUTIVE OFFICER:

*
John R. Greed
President and Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

*
Chris Festog
Senior Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2016.

Signature	Title

*	Chairman of the Board, President and Chief Executive Officer
John R. Greed

*	Senior Executive Vice President and Chief Operating Officer; Director
William S. Conway

*	Director
Amir Lear

*	Senior Executive Vice President and General Counsel; Director
James J. Roth

*	Director
Clifford L. Alexander, Jr.

*	Director
Rosemary T. Berkery

Signature	Title

*	Director
Kimberly A. Casiano

*	Director
Wayne A. I. Frederick, M.D.

*	Director
Earle H. Harbison, Jr.

*	Director
Maurine A. Haver

*	Director
Frances R. Hesselbein

*	Director
Lasalle D. Leffall, Jr., M.D.

*	Director
Connie Mack, III

*	Director
Robert J. McGuire

*	Director
Ellen Ochoa, Ph.D.

*	Director
Roger B. Porter, Ph.D.

*	Director
Dennis J. Reimer

*By: /s/ James J. Roth
James J. Roth
Attorney-in-Fact

Exhibit Index

Exhibit	Description

(h)(1)(ii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007.

(h)(1)(iii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of October 1, 2007.

(h)(2)(v)	Shareholder Information Agreement between Mutual of America Life Insurance Company and American Century Investment Services, Inc., effective as of October 15, 2007.

(h)(2)(vii)	Amendment No. 5 to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, LLC, and American Century Services, LLC, dated as of October 1, 2017.

(h)(3)(ii)	Information Sharing Agreement between Calvert Distributors, Inc., and Mutual of America Life Insurance Company, effective as of October 1, 2007.

(h)(3)(iii)	Shared Funding Agreement by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and Mutual of America Life Insurance Company, as of December 22, 2016.

(h)(4)(ii)	Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, effective as of October 1, 2007.

(h)(4)(iii)	Amendment to Schedule C- Large Transaction Table to Vanguard Variable Insurance Fund Participation Agreement, effective as of December 22, 2016.

(h)(5)(ii)	Shareholder Information Agreement by and between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc., and Mutual of America Life Insurance Company, effective as of April 16, 2007.

(h)(6)(ii)	Shareholder Information Agreement by and between Fidelity Distributors Corporation and Mutual of America Life Insurance Company, effective as of October 16, 2007.

(h)(6)(iii)	Amendment to the Participation Agreement between Fidelity Distributors Corporation and Mutual of America Life Insurance Company effective as of June 9, 2017.

(h)(10)(i)	Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, Mutual of America Life Insurance Company and MFS Fund Distributors, Inc., dated as of May 1, 2018.

(h)(10)(ii)	Rule 22-c2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of April 2, 2018.

(h)(10)(iii)	Fee Letter between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of May 1, 2018.

(n)(1)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Separate Account No. 3

(n)(2)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Life Insurance Company

(q)	Powers of Attorney